DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

Delaware
Decatur Equity
Income Fund

Delaware Growth
and Income Fund

Class A o Class B o Class C

Prospectus January 29, 2001
(as amended March 29, 2001)

Total Return Funds

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this Prospectus, and any representation to the contrary is a criminal offense.

Table of contents

 ................................................................................
Fund profiles                                                             page 2
Delaware Decatur Equity Income Fund                                            2
Delaware Growth and Income Fund                                                4
 ................................................................................
How we manage the Funds                                                   page 6
Our investment strategies                                                      6
The securities we typically invest in                                          7
The risks of investing in the Funds                                            8
 ................................................................................
Who manages the Funds                                                     page 9
Investment manager                                                             9
Portfolio managers                                                             9
Fund administration (Who's who?)                                              11
 ................................................................................
About your account                                                       page 12
Investing in the Funds                                                        12
   Choosing a share class                                                     12
How to reduce your sales charge                                               14
How to buy shares                                                             15
Retirement plans                                                              16
How to redeem shares                                                          17
Account minimums                                                              18
Special services                                                              19
Dividends, distributions and taxes                                            21
Certain management considerations                                             21
 ................................................................................
Financial highlights                                                     page 22

Profile: Delaware Decatur Equity Income Fund

What is the Fund's goal?
Delaware Decatur Equity Income Fund seeks high current income and capital appreciation.* Although the Fund will strive to meet its goal, there is no assurance that it will.

What are the Fund's main investment strategies? We invest primarily in dividend-paying stocks of large, well-established companies. Typically, we consider buying a stock when we believe it is undervalued and has the potential to increase in price over time. We consider the financial strength of the company, its management and any developments affecting the security, the company or its industry.*

Delaware Decatur Equity Income Fund also may invest up to 15% of its net assets in high-yield, higher risk corporate bonds, commonly known as junk bonds. These bonds involve the risk that the issuing company may be unable to pay interest or repay principal. However, they can offer high income potential which we believe can make a positive contribution to the Fund's performance.

What are the main risks of investing in the Fund? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected by declines in stock and bond prices which could be caused by a drop in the stock market, interest rate changes, problems in the economy or poor performance from particular companies or industries.

For a more complete discussion of risk, please see "The risks of investing in the Funds" on page 8.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Fund
o Investors with long-term  financial goals.
o Investors looking for growth potential combined with regular income.
o Investors looking for supplemental quarterly income from an investment that also offers possible protection against inflation.

Who should not invest in the Fund
o Investors with short-term  financial goals.
o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.
o Investors seeking an investment primarily in fixed-income securities.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.


* The investment objective and investment strategies of Delaware Growth and Income Fund will be effective March 29, 2001. The investment objective and investment strategies of the Fund in effect prior to March 29, 2001 can be found in a Prospectus Supplement dated January 29, 2001.

How has Delaware Decatur Equity Income Fund performed?

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Year-by-year total return (Class A)
This bar chart and table can help you
evaluate the risks of investing in
Delaware Decatur Equity Income Fund. We
show how returns for the Fund's Class A
shares have varied over the past ten
calendar years, as well as average
annual returns of all shares for one-,
five-, and ten-year or lifetime periods,
as applicable. The Fund's past
performance does not necessarily
indicate how it will perform in the
future.

As of December 31, 2000, the Fund's
Class A shares had a calendar
year-to-date return of 9.48%. During the periods illustrated in this bar chart, Class A's highest quarterly return was 13.73% for the quarter ended June 30, 1997 and its lowest return was -9.85% for the quarter ended September 30, 1998.

The maximum Class A sales charge of
5.75%, which is normally deducted when       21.78%    8.80%   15.35%   -0.76%   32.85%   20.31%   29.71%   9.87%    -3.66%    9.48%
you purchase shares, is not reflected in     ---------------------------------------------------------------------------------------
the total returns in the previous             1991      1992    1993     1994     1995     1996     1997     1998      1999    2000
paragraph or in the bar chart. If this
fee were included, the returns would be
less than those shown. The average
annual returns in the table on page 3 do
include the sales charge.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Average annual returns for periods ending 12/31/00

CLASS                                                        A                       B                         C             S&P 500
                                                                                                                     Composite Stock
                                                                        (if redeemed)*            (if redeemed)*         Price Index
------------------------------------------------------------------------------------------------------------------------------------
                                           (Inception 3/18/57)      (Inception 9/6/94)      (Inception 11/29/95)
1 year                                                   3.17%                   3.69%                     7.64%              -9.10%

5 years                                                 11.25%                  11.44%                    11.69%              18.33%

10 years or lifetime**                                  13.13%                  13.25%                    12.04%              17.44%


   The Fund's returns above are compared to the performance of the S&P 500 Composite Stock Price Index. You should remember that unlike the Fund, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.
 * If shares were not redeemed, the returns for Class B would be 8.69%, 11.70% and 13.25% for the one-year, five-year and lifetime periods, respectively. Returns for Class C would be 8.64%, 11.69% and 12.04% for the one-year, five-year and lifetime periods, respectively.
** Lifetime returns are shown if the Fund or Class existed for less than 10 years. S&P 500 Composite Stock Price Index returns are for 10 years. Index returns for Class B and Class C lifetime periods were 17.69% and 16.48%, respectively. Maximum sales charges are included in the Fund returns above.

What are Delaware Decatur Equity Income
Fund's fees and expenses?                                    CLASS                                        A          B          C
------------------------------------------------------------------------------------------------------------------------------------
Sales charges are fees paid directly from your investments   Maximum sales charge (load)
when you buy or sell shares of the Fund.                      imposed on purchases as a
                                                              percentage of offering price            5.75%       none       none

                                                             Maximum contingent deferred sales
                                                              charge (load) as a percentage of
                                                              original purchase price or
                                                              redemption price, whichever is
                                                              lower                                    none(1)      5%(2)      1%(3)

                                                             Maximum sales charge (load)
                                                              imposed on reinvested dividends          none       none       none

                                                             Redemption fees                           none       none       none
------------------------------------------------------------------------------------------------------------------------------------
Annual fund operating expenses are deducted from the         Management fees                         -0.60%      0.60%      0.60%
Fund's assets.
                                                             Distribution and service (12b-1) fees    0.24%(4)   1.00%      1.00%

                                                             Other expenses                           0.28%      0.28%      0.28%

                                                             Total operating expenses                 1.12%      1.88%      1.88%


                                                             CLASS(6)         A         B               B         C               C

                                                                                            (if redeemed)             (if redeemed)
------------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare the             1 year        $683      $191            $691      $191            $291
cost of investing in the Fund to the cost of
investing in other mutual funds with similar                 3 years       $911      $591            $891      $591            $591
investment objectives. We show the cumulative amount
of Fund expenses on a hypothetical investment of             5 years     $1,156    $1,016          $1,216    $1,016          $1,016
$10,000 with an annual 5% return over the time
shown.(5) This is an example only, and does not              10 years    $1,860    $2,003          $2,003    $2,201          $2,201
represent future expenses, which may be greater or
less than those shown here.


(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial adviser who is paid a commission, a contingent deferred sales charge will apply to certain redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.
(2) If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 5%, which declines to 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.
(3) Class C shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.
(4) The Board of Trustees adopted a formula for calculating 12b-1 plan expenses that went into effect on May 2, 1994. Under this formula, 12b-1 plan expenses for Class A shares will not be more than 0.30% or less than 0.10%.
(5) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show.
(6) The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.
                                                                               3

Profile: Delaware Growth and Income Fund

What is the Fund's goal?
Delaware Growth and Income Fund seeks capital appreciation with current income as a secondary objective.* Although the Fund will strive to meet its goal, there is no assurance that it will.

What are the Fund's main investment strategies? We invest primarily in common stocks of large, well-established companies. Typically, we consider buying a stock when we believe it is undervalued and has the potential to increase in price over time. We consider the financial strength of the company, its management and any developments affecting the security, the company or its industry.*

What are the main risks of investing in the Fund? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be particularly affected by declines in stock prices, which could be caused by a drop in the stock market or poor performance from particular companies or industries.

For a more complete discussion of risk, please see "The risks of investing in the Funds" on page 8.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Fund
o Investors with long-term financial goals.
o Investors seeking long-term  capital appreciation.
o Investors seeking an investment primarily in common stocks.
o Investors seeking a small to moderate income component of total return, recognizing that income is a secondary objective of the Fund.

Who should not invest in the Fund
o Investors seeking an investment primarily in fixed-income securities.
o Investors with short-term financial goals.
o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly over the short term.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.


* The investment objective and investment strategies of Delaware Growth and Income Fund will be effective March 29, 2001. The investment objective and investment strategies of the Fund in effect prior to March 29, 2001 can be found in a Prospectus Supplement dated January 29, 2001.

How has Delaware Growth and Income Fund performed?

------------------------------------------------------------------------------------------------------------------------------------
This bar chart and table can help you                                                            Year-by-year total return (Class A)
evaluate the risks of investing in
Delaware Growth and Income Fund. We show
how returns for the Fund's Class A
shares have varied over the past ten
calendar years, as well as average
annual returns of all shares for one-,
five-, and ten-year or lifetime periods,
as applicable. The Fund's past
performance does not necessarily
indicate how it will perform in the
future.

As of December 31, 2000, the Fund's
Class A shares had a calendar
year-to-date return of 5.41%. During the periods illustrated in this bar chart, Class A's highest quarterly return was 15.03% for the quarter ended June 30, 1997 and its lowest return was -10.85% for the quarter ended September 30, 1998.

The maximum Class A sales charge of          20.40%    8.17%   14.93%   -0.53%   36.51%   19.97%   31.24%   10.57%    -3.24%   5.41%
5.75%, which is normally deducted when       ---------------------------------------------------------------------------------------
you purchase shares, is not reflected in      1991      1992    1993     1994     1995     1996     1997     1998      1999    2000
the total returns in the previous
paragraph or in the bar chart. If this
fee were included, the returns would be
less than those shown. The average
annual returns in the table on page 5 do
include the sales charge.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Average annual returns for periods ending 12/31/00

CLASS                                                        A                       B                         C             S&P 500
                                                                                                                     Composite Stock
                                                                        (if redeemed)*            (if redeemed)*         Price Index
------------------------------------------------------------------------------------------------------------------------------------
                                           (Inception 8/27/86)      (Inception 9/6/94)      (Inception 11/29/95)
1 year                                                  -0.67%                  -0.31%                     3.63%              -9.10%

5 years                                                 10.85%                  11.12%                    11.39%              18.33%

10 years or lifetime**                                  13.02%                  13.53%                    11.78%              17.44%

   The Fund's returns above are compared to the performance of the S&P 500 Composite Stock Price Index. You should remember that unlike the Fund, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.
 * If shares were not redeemed, the returns for Class B would be 4.69%, 11.38% and 13.53% for the one-year, five-year and lifetime periods, respectively. Returns for Class C would be 4.63%, 11.39% and 11.78% for the one-year, five-year and lifetime periods, respectively.
** Lifetime returns are shown if the Fund or Class existed for less than 10 years. S&P 500 Composite Stock Price Index returns are for 10 years. Index returns for Class B and Class C lifetime periods were 17.69% and 16.48%, respectively. Maximum sales charges are included in the Fund returns above.

What are Delaware Growth and Income
Fund's fees and expenses?                                    CLASS                                        A          B          C
------------------------------------------------------------------------------------------------------------------------------------
Sales charges are fees paid directly from your investments   Maximum sales charge (load)
when you buy or sell shares of the Fund.                      imposed on purchases as a
                                                              percentage of offering price            5.75%       none       none

                                                             Maximum contingent deferred sales
                                                              charge (load) as a percentage of
                                                              original purchase price or
                                                              redemption price, whichever is
                                                              lower                                    none(1)      5%(2)      1%(3)

                                                             Maximum sales charge (load)
                                                              imposed on reinvested dividends          none       none       none

                                                             Redemption fees                           none       none       none
------------------------------------------------------------------------------------------------------------------------------------
Annual fund operating expenses are deducted from the         Management fees                          0.63%      0.63%      0.63%
Fund's assets.
                                                             Distribution and service (12b-1) fees    0.30%      1.00%      1.00%

                                                             Other expenses                           0.42%      0.42%      0.42%

                                                             Total operating expenses                 1.35%      2.05%      2.05%


                                                             CLASS(5)         A         B               B         C               C

                                                                                            (if redeemed)             (if redeemed)
------------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare the             1 year        $705      $208            $708      $208            $308
cost of investing in the Fund to the cost of
investing in other mutual funds with similar                 3 years       $978      $643            $943      $643            $643
investment objectives. We show the cumulative amount
of fund expenses on a hypothetical investment of             5 years     $1,272    $1,103          $1,303    $1,103          $1,103
$10,000 with an annual 5% return over the time
shown.(4) This is an example only, and does not              10 years    $2,105    $2,200          $2,200    $2,379          $2,379
represent future expenses, which may be greater or
less than those shown here.

(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial adviser who is paid a commission, a contingent deferred sales charge will apply to certain redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.
(2) If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 5%, which declines to 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.
(3) Class C shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.
(4) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Fund's total operating expenses remain unchanged in each of the periods in this example.
(5) The Class B example reflects the conversion of Class B shares to Class A shares at the end of the eighth year. Information for the ninth and tenth years reflects expenses of the Class A shares.

How we manage the Funds

Our investment strategies

We research individual companies and analyze economic and market conditions, seeking to identify the securities that we believe are the best investments for each Fund. Following are descriptions of how we pursue the Funds' investment goals.

We take a disciplined approach to investing, combining investment strategies and risk management techniques.

Delaware Decatur Equity Income Fund

Delaware Decatur Equity Income Fund is a total return fund that invests primarily in stocks, but also in corporate bonds. It strives to provide high current income and capital appreciation to its shareholders.*

We invest primarily in the common stocks of established companies that we believe have long-term total return potential. The Fund pursues what is generally considered to be a value-oriented investment approach. We may consider valuation characteristics such as dividend yield and share repurchase activity, among others, in seeking stocks we believe are undervalued.*

To help supplement the dividend income provided by the stocks in the portfolio, the Fund may also invest up to 15% of its net assets in high-yield, higher risk corporate bonds. The companies that issue these bonds do not generally have good credit ratings. As a result, the bonds generally pay more interest than better quality bonds. We carefully evaluate individual bonds before they are purchased and monitor them carefully while in the portfolio. We look closely at each company and the characteristics of the bond to better judge whether the company will be able to pay interest and repay principal.

We conduct ongoing analyses of both the stock and bond markets to determine how much of the portfolio should be allocated to stocks and how much to high-yield bonds.

Delaware Growth and Income Fund

Delaware Growth and Income Fund is also a total return fund, but it generally does not hold bonds in the portfolio. This Fund's objective is to provide capital appreciation. It also seeks to provide a moderate amount of current income.*

We invest primarily in the common stocks of established companies that we believe have long-term total return potential. The Fund pursues what is generally considered to be a value-oriented investment approach. We may consider valuation characteristics such as dividend yield, share repurchase activity, price-to-earnings ratio and cash flow, among others, in seeking stocks we believe are undervalued.*

Both Funds

Delaware Growth and Income Fund offers slightly greater growth potential and slightly less income potential than Delaware Decatur Equity Income Fund due to its greater focus on common stocks.

Each Fund's investment objective is non-fundamental. This means the Board of Trustees may change a Fund's objective without obtaining shareholder approval. If an objective were changed, we would notify shareholders before the change in the objective became effective.

*The investment strategies noted above for each Fund will be effective March 29, 2001. The investment strategies in effect prior to March 29, 2001 can be found in the Prospectus Supplement dated January 29, 2001.

How to use  this glossary

The glossary includes
definitions of investment        Glossary A-C  Amortized cost                   Appreciation               Average maturity
terms used throughout the                      ------------------------------------------------------------------------------------
Prospectus. If you would like                  Similar to depreciated value,    An increase in the value   An average of when
to know the meaning of an                      amortized cost reflects the      of an investment.          the individual bonds
investment term that is not                    value of a fixed-income                                     and other debt
explained in the text please                   security adjusted to account                                securities held in a
check the glossary.                            for any premium that was paid                               portfolio will mature.
                                               above the par value when the
                                               security was purchased. The
                                               purpose of amortization is to
                                               reflect resale or redemption
                                               value.

The securities we typically invest in

Stocks generally offer investors the potential for capital appreciation. Certain stocks will be dividend-paying stocks and others will not pay dividends. High-yield bonds generally offer the potential for greater income payments than stocks and also may provide capital appreciation.

-----------------------------------------------------------------------------------------------------------------------------------
                        Securities                                               How we use them
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Delaware Decatur Equity                Delaware Growth and Income Fund
                                                                Income Fund
                                                      -----------------------------------------------------------------------------
Common stocks: Securities that represent shares of    Generally, we invest at least 65%         Generally, we invest 90% to 100% of
ownership in a corporation. Stockholders              and up to 100% of net assets in           net assets in common stocks. *
participate in the corporation's profits and          dividend-paying common stocks.*
losses, proportionate to the number of shares they
own.
-----------------------------------------------------------------------------------------------------------------------------------
High-yield corporate bonds: Securities that are       Delaware Decatur Equity Income Fund       Delaware Growth and Income Fund
rated lower than investment grade by a nationally     may invest up to 15% of net assets        generally does not invest in
recognized statistical ratings organization           in high-yield corporate bonds,            high-yield corporate bonds.
(NRSRO) or, if unrated, that we believe are of        typically those rated B or BB by an
comparable quality. These securities are              NRSRO.
considered to be of poor standing and
predominately speculative.
-----------------------------------------------------------------------------------------------------------------------------------
American Depositary Receipts: ADRs are issued by a    We may invest without limitation in ADRs. We may hold ADRs when we
U.S. bank and represent the bank's holdings of a      believe they offer greater appreciation potential than U.S.
stated number of shares of a foreign corporation.     securities.
An ADR entitles the holder to all dividends and
capital gains earned by the underlying foreign
shares. ADRs are bought and sold the same as U.S.
securities.
-----------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement between a         Typically, we use repurchase agreements as a short-term investment for
buyer, such as a Fund, and seller of securities in    a Fund's cash position. In order to enter into these repurchase
which the seller agrees to buy the securities back    agreements, a Fund must have collateral of at least 102% of the
within a specified time at the same price the         repurchase price. The Fund will only enter into repurchase agreements
buyer paid for them, plus an amount equal to an       in which the collateral is comprised of U.S. government securities.
agreed upon interest rate. Repurchase agreements
are often viewed as equivalent to cash.
-----------------------------------------------------------------------------------------------------------------------------------
Restricted securities: Privately placed securities    We may invest in privately placed securities, including those that are
whose resale is restricted under securities law.      eligible for resale only among certain institutional buyers without registrations, commonly known as "Rule 144A Securities."
-----------------------------------------------------------------------------------------------------------------------------------
Illiquid securities: Securities that do not have a    We may invest up to 10% of a Fund's total assets in illiquid
ready market, and cannot be easily sold within        securities.
seven days at approximately the price that a fund
has valued them.
-----------------------------------------------------------------------------------------------------------------------------------

*The description of how each Fund uses common stocks will be effective March 29, 2001. The description in effect prior to March 29, 2001 can be found in the Prospectus Supplement dated January 29, 2001.

The Funds are permitted to invest in all available types of equity securities including preferred stocks, rights and warrants and convertible securities. The Funds may also invest in fixed-income securities and enter into futures and options transactions for hedging purposes. Please see the Statement of Additional Information for additional information on these securities as well as those listed in the table above.

Lending securities Each Fund may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions. These transactions, if any, may generate additional income for the Funds.

Borrowing from banks Each Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. Borrowing money could result in the Funds being unable to meet their investment objectives.

Temporary defensive positions For temporary defensive purposes, we may hold a substantial part of each Fund's assets in cash or cash equivalents. To the extent that a Fund holds these securities, the Fund may be unable to achieve its investment objective.

Portfolio turnover Both Funds anticipate that their annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if a Fund sold and replaced securities valued at 100% of its net assets within one year.

Bond                                              Bond ratings                                  Capital
-----------------------------------------------------------------------------------------------------------------------------------
A debt security, like an IOU, issued by           Independent evaluations of                    The amount of money you invest.
a company, municipality or government             creditworthiness, ranging from Aaa/AAA
agency. In return for lending money to            (highest quality) to D (lowest quality).
the issuer, a bond buyer generally                Bonds rated Baa/BBB or better are
receives fixed periodic interest                  considered investment grade. Bonds rated
payments and repayment of the loan                Ba/BB or lower are commonly known as
amount on a specified maturity date. A            junk bonds. See also Nationally
bond's price prior to maturity changes            recognized statistical ratings
and typically is inversely related to             organization.
current interest rates. Generally, when
interest rates rise, prices fall, and
when interest rates fall, prices rise.

The risks of investing in the Funds

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in a Fund you should carefully evaluate the risks. Because of the nature of the Funds, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Funds. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

----------------------------------------------------------------------------------------------------------------------------------
                              Risks                                             How we strive to manage them
----------------------------------------------------------------------------------------------------------------------------------
                                                            Delaware Decatur Equity                Delaware Growth and
                                                                  Income Fund                          Income Fund
                                                      ----------------------------------------------------------------------------
Market risk is the risk that all or a majority of     We maintain a long-term investment approach and focus on stocks we
the securities in a certain market--like the stock    believe can appreciate over an extended time frame regardless of
or bond market--will decline in value because of      interim market fluctuations. We do not try to predict overall stock
factors such as economic conditions, future           market movements and generally do not trade for short-term purposes.
expectations or investor confidence.
----------------------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk that the       We limit the amount of each Fund's assets invested in any one industry
value of securities in a particular industry or       and in any individual security. We also follow a rigorous selection
the value of an individual stock or bond will         process before choosing securities for the portfolios.
decline because of changing expectations for the
performance of that industry or for the individual
company issuing the stock or bond.
----------------------------------------------------------------------------------------------------------------------------------
Interest rate risk is the risk that securities        We limit the amount of high-yield       Delaware Growth and Income Fund
will decrease in value if interest rates rise. The    bonds in the portfolio to 15% of        does not generally hold a
risk is greater for bonds with longer maturities      net assets.                             significant portion of its assets
than for those with shorter maturities.                                                       in bonds, so interest rate risk is
                                                                                              not a major risk in this Fund.
----------------------------------------------------------------------------------------------------------------------------------
Credit risk is the risk that a bond's issuer will     We limit the amount of high-yield       Delaware Growth and Income Fund is
be unable to make timely payments of interest and     bonds in the portfolio to 15% of        generally not subject to credit
principal.                                            net assets. We typically invest in      risk.
                                                      bonds rated BB or B and do not
                                                      invest in bonds rated below C or Ca
                                                      by an NRSRO, or, if unrated, that
                                                      we believe are of comparable
                                                      quality. This limitation, combined
                                                      with our careful, credit-oriented
                                                      bond selection and our commitment
                                                      to hold a diversified selection of
                                                      high-yield bonds is designed to
                                                      manage this risk.
----------------------------------------------------------------------------------------------------------------------------------
Foreign risk is the risk that foreign securities      We typically invest only a small portion of each Fund's portfolio in
may be adversely affected by political                foreign corporations through American Depositary Receipts. When we do
instability, changes in currency exchange rates,      purchase ADRs, they are generally denominated in U.S. dollars and
foreign economic conditions or inadequate             traded on a U.S. exchange.
regulatory and accounting standards.
----------------------------------------------------------------------------------------------------------------------------------
Liquidity risk is the possibility that securities     We limit exposure to illiquid securities.
cannot be readily sold within seven days at
approximately the price that a fund has valued
them.
----------------------------------------------------------------------------------------------------------------------------------


C-D  Capital gains distributions       Commission                 Compounding              Consumer Price Index (CPI)
     -----------------------------------------------------------------------------------------------------------------------------
     Payments to mutual                The fee an investor        Earnings on an           Measurement of U.S.
     fund shareholders of              pays to a financial        investment's             inflation;
     profits (realized                 adviser for                previous earnings.       represents the price
     gains) from the sale              investment advice                                   of a basket of
     of a fund's                       and help in buying                                  commonly purchased
     portfolio                         or selling mutual                                   goods.
     securities. Usually               funds, stocks, bonds
     paid once a year;                 or other securities.
     may be either
     short-term gains or
     long-term gains.

8

Who manages the Funds

Investment manager The Funds are managed by Delaware Management Company, a series of Delaware Management Business Trust which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Funds, manages the Funds' business affairs and provides daily administrative services. For these services, the manager was paid fees for the last fiscal year as follows:

                                                      Investment management fees

                                                    Delaware         Delaware
                                                Decatur Equity      Growth and
                                                 Income Fund       Income Fund
-------------------------------------------------------------------------------
As a percentage of average daily net assets          0.60%            0.63%

Portfolio managers

John B. Fields has primary responsibility for making day-to-day investment decisions for each Fund. In researching securities and making investment decisions for Delaware Decatur Equity Income Fund, Mr. Fields regularly consults with Francis X. Morris and William E. Dodge. In researching securities and making investment decisions for Delaware Growth and Income Fund, Mr. Fields also regularly consults with a team of Delaware portfolio managers utilizing a similar investment strategy as well as with Robert L. Arnold and Mr. Dodge.

John B. Fields, Senior Vice President/Senior Portfolio Manager, has been Senior Portfolio Manager for Delaware Decatur Equity Income Fund since 1993 and for Delaware Growth and Income Fund since 1992. Mr. Fields, who has 29 years' experience in investment management, earned a bachelor's degree and an MBA from Ohio State University. Before joining Delaware Investments in 1992, he was Director of Domestic Equity Risk Management at DuPont. Prior to that time, he was Director of Equity Research at Comerica Bank. Mr. Fields is a member of the Financial Analysts Society of Wilmington, Delaware.

Francis X. Morris, Vice President/Senior Portfolio Manager, holds a bachelor's degree in finance from Providence College in Rhode Island and an MBA from Widener University in Pennsylvania. He has been managing mutual fund portfolios at Delaware Investments since 1999 and institutional equity portfolios at Delaware Investments since 1997. He has 18 years of investment management experience. Mr. Morris came to Delaware from PNC Asset Management where he served as a securities analyst, portfolio manager and Director of Equity Research. He is past president of the Philadelphia Society of Financial Analysts.

Robert L. Arnold, Vice President/Senior Portfolio Manager, holds a BS degree from Carnegie Mellon University and earned an MBA from the University of Chicago. Mr. Arnold began his investment career as a management consultant with Arthur Young in Philadelphia. Prior to joining Delaware Investments in March 1992, he was a planning analyst with Chemical Bank in New York. Before acting as a portfolio manager at Delaware, he was a financial analyst focusing on the financial services industry, including banks, thrifts, insurance companies and consumer finance companies.

Contingent deferred sales
charge (CDSC)                 Corporate bond              Cost basis                 Currency exchange rates     Depreciation
------------------------------------------------------------------------------------------------------------------------------------
Fee charged by some           A debt security issued by   The original purchase      The price at which one      A decline in an
mutual funds when shares      a corporation. See Bond.    price of an investment,    country's currency can be   investment's value.
are redeemed (sold back                                   used in determining        converted into another's.
to the fund) within a set                                 capital gains and losses.  This exchange rate varies
number of years; an                                                                  almost daily according to
alternative method for                                                               a wide range of
investors to compensate a                                                            political, economic and
financial adviser for                                                                other factors.
advice and service,
rather than an up-front
commission.

William E. Dodge, Executive Vice President/Chief Investment Officer, received his undergraduate degree and his MBA from the University of Massachusetts. He began his investment career in 1976 as a Portfolio Manager for AIC Incorporated, and subsequently held investment positions with ABS Capital Management, National Bank of Washington, and E.I. du Pont de Nemours Pension Fund. Mr. Dodge later became Chairman of the Investment Policy Committee, Chief Investment Strategist and Co-Chairman of the Stock Selection Committee at Dean Witter Reynolds. Prior to joining Delaware Investments in 1999, Mr. Dodge was President, Director of Marketing, and Senior Portfolio Manager for Marvin & Palmer Associates. He is a CFA Charterholder, a member of the Association for Investment Management and Research, and former President of the Financial Analysts of Wilmington.

                                   Dividend
D-I  Diversification               distribution                 Duration                     Expense ratio
     -----------------------------------------------------------------------------------------------------------------------------
     The process of spreading      Payments to mutual fund      A measurement of a           A mutual fund's total
     investments among a           shareholders of dividends    fixed-income investment's    operating expenses,
     number of different           passed along from the        price volatility. The        expressed as a percentage
     securities, asset classes     fund's portfolio of          larger the number, the       of its total net assets.
     or investment styles to       securities.                  greater the likely price     Operating expenses are
     reduce the risks of                                        change for a given change    the costs of running a
     investing.                                                 in interest rates.           mutual fund, including
                                                                                             management fees, offices,
                                                                                             staff, equipment and
                                                                                             expenses related to
                                                                                             maintaining a fund's
                                                                                             portfolio of securities.
                                                                                             They are paid from a
                                                                                             fund's assets before any
                                                                                             earnings are distributed
                                                                                             to shareholders.

Who's who?

This diagram shows the various organizations involved with managing, administering and servicing the Delaware Investments Funds.

                                                      -------------------
                                                       Board of Trustees
                                                      -------------------
----------------------------                                  |                              ---------------------------
    Investment manager                                -------------------                            Custodian
Delaware Management Company   ---------------------       The Fund       ------------------  The Chase Manhattan Bank
    One Commerce Square                               -------------------                      4 Chase Metrotech Center
  Philadelphia, PA 19103                              |                 |                         Brooklyn, NY 11245
----------------------------            ---------------------------     |                    ----------------------------
                   |                          Distributor               |
                   |                    Delaware Distributors, L.P.     ------------------------------
----------------------------               One Commerce Square                  Service agent
  Portfolio managers                      Philadelphia, PA 19103         Delaware Service Company, Inc.
(see page 9 for details)                ---------------------------          One Commerce Square
----------------------------                          |                     Philadelphia, PA 19103
                                                      |                  ------------------------------
                                     ------------------------------------      |
                                               Sub-distributor                 |
                                     Lincoln Financial Distributors, Inc.      |
                                              350 Church Street                |
                                             Hartford, CT 06103                |
                                     ------------------------------------      |
                                                                               |
                                                               ------------------
                                                               Financial advisers
                                                               ------------------
                                                                       |
                                                                  -------------
                                                                  Shareholders
                                                                  -------------

Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to NASD Regulation, Inc. (NASDR(SM)) rules governing mutual fund sales practices.

Sub-distributor Lincoln Financial Distributors, Inc. (LFD) serves as the Funds' sub-distributor pursuant to a contractual arrangement with Delaware Distributors, L.P. LFD is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisers and other financial intermediaries.

Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents provide customer service to shareholders, as well.

Financial advisers Financial advisers provide advice to their clients, analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisers are compensated for their services, generally through sales commissions, and through 12b-1 and/or service fees deducted from the fund's assets.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment objectives or policies must also seek shareholder approval.

Financial adviser       Fixed-income securities       Government securities     Inflation                Investment goal
-----------------------------------------------------------------------------------------------------------------------------------
Financial               With fixed-income             Securities issued by      The increase in the      The objective, such
professional (e.g.,     securities, the               the U.S. government       cost of goods and        as long-term capital
broker, banker,         money you originally          or its agencies.          services over time.      growth or high
accountant, planner     invest is returned            They include              U.S. inflation is        current income, that
or insurance agent)     to you at a                   Treasuries as well        measured by the          a mutual fund
who analyzes            pre-specified                 as agency-backed          Consumer Price Index     pursues.
clients' finances       maturity date. These          securities such as        (CPI).
and prepares            securities, which             Fannie Maes.
personalized            include government,
programs to meet        corporate or
objectives.             municipal bonds, as
                        well as money market
                        securities,
                        typically pay a
                        fixed rate of return
                        (often referred to
                        as interest). See
                        Bond.

                                                                              11

About your account

Investing in the Funds

You can choose from a number of share classes for each Fund. Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial adviser to determine which class best suits your investment goals and time frame.

Class A

Choosing a share class

o Class A shares have an up-front sales charge of up to 5.75% that you pay when you buy the shares. The offering price for Class A shares includes the front-end sales charge.

o  If you invest $50,000 or more, your front-end sales charge will be reduced.

o You may qualify for other reduced sales charges, as described in "How to reduce your sales charge," and under certain circumstances the sales charge may be waived; please see the Statement of Additional Information.

o Class A shares are also subject to an annual 12b-1 fee no greater than 0.30% of average daily net assets, which is lower than the 12b-1 fee for Class B and Class C shares.

o Class A shares generally are not subject to a contingent deferred sales charge except in the limited circumstances described in the table below.

Class A sales charges

------------------------------------------------------------------------------------------
                      Sales charge as %     Sales charge as %     Dealer's commission as %
Amount of purchase    of offering price    of amount invested        of offering price
------------------------------------------------------------------------------------------
Less than $50,000            5.75%                6.10%                   5.00%
------------------------------------------------------------------------------------------
 $50,000 but
under $100,000               4.75%                4.99%                   4.00%
------------------------------------------------------------------------------------------
$100,000 but
under $250,000               3.75%                3.90%                   3.00%
------------------------------------------------------------------------------------------
$250,000 but
under $500,000               2.50%                2.56%                   2.00%
------------------------------------------------------------------------------------------
$500,000 but
under $1 million             2.00%                2.04%                   1.60%
------------------------------------------------------------------------------------------

As shown below, there is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if your financial adviser is paid a commission on your purchase, you will have to pay a limited contingent deferred sales charge of 1% if you redeem these shares within the first year and 0.50% if you redeem them within the second year, unless a specific waiver of the charge applies.

------------------------------------------------------------------------------------------
                      Sales charge as %     Sales charge as %     Dealer's commission as %
Amount of purchase    of offering price    of amount invested        of offering price
------------------------------------------------------------------------------------------
$1 million up to
   $5 million                none                 none                    1.00%
------------------------------------------------------------------------------------------
 Next $20 million
up to $25 million            none                 none                    0.50%
------------------------------------------------------------------------------------------
   Amount over
   $25 million               none                 none                    0.25%
------------------------------------------------------------------------------------------

I-P  Investment grade              Management fee           Market capitalization                  Maturity
     -------------------------------------------------------------------------------------------------------------------------------
     A bond with a "bond"          The amount paid by a     The value of a corporation             The length of time until a
     rating in one of the four     mutual fund to the       determined by multiplying the          bond issuer must repay the
     highest ratings               investment adviser       current market price of a share of     underlying loan principal to
     categories by an NRSRO        for management           common stock by the number of          bondholders.
     or, if unrated, that the      services, expressed      shares held by shareholders. A
     manager believes is of        as a percentage of       corporation with one million shares
     comparable quality.           the fund's net           outstanding and the market price
                                   assets.                  per share of $10 has a market
                                                            capitalization of $10 million.

12

Class B

o Class B shares have no up-front sales charge, so the full amount of your purchase is invested in your Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within six years after you buy them.

o If you redeem Class B shares during the first year after you buy them, the shares will be subject to a contingent deferred sales charge of 5%. The contingent deferred sales charge is 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.

o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

o For approximately eight years after you buy your Class B shares, they are subject to annual 12b-1 fees no greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining accounts.

o Because of the higher 12b-1 fees, Class B shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A shares.

o Approximately eight years after you buy them, Class B shares automatically convert into Class A shares with a 12b-1 fee of no more than 0.30%. Conversion may occur as late as three months after the eighth anniversary of purchase, during which time Class B's higher 12b-1 fees apply.

o You may purchase up to $250,000 of Class B shares at any one time. The limitation on maximum purchases varies for retirement plans.

Class C

o Class C shares have no up-front sales charge, so the full amount of your purchase is invested in your Fund. However, you will pay a contingent deferred sales charge of 1% if you redeem your shares within 12 months after you buy them.

o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

o Class C shares are subject to an annual 12b-1 fee which may not be greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

o Because of the higher 12b-1 fees, Class C shares have higher expenses and pay lower dividends than Class A shares.

o Unlike Class B shares, Class C shares do not automatically convert into another class.

o You may purchase any amount less than $1,000,000 of Class C shares at any one time. The limitation on maximum purchases varies for retirement plans.

Each share class of the Funds has adopted a separate 12b-1 plan that allows it to pay distribution fees for the sales and distribution of its shares. Because these fees are paid out of each Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

NASD Regulation, Inc.    Nationally recognized statistical ratings
(NASDR(SM))              organization (NRSRO)                          NAV (Net asset value)        Preferred stock
------------------------------------------------------------------------------------------------------------------------------------
The independent          A company that assesses the credit            The daily dollar value of    Preferred stock has
subsidiary of the        quality of bonds, commercial paper,           one mutual fund share.       preference over common
National Association     preferred and common stocks and               Equal to a fund's net        stock in the payment of
of Securities            municipal short-term issues, rating the       assets divided by the        dividends and liquidation
Dealers, Inc.            probability that the issuer of the debt       number of shares             of assets. Preferred
responsible for          will meet the scheduled interest              outstanding.                 stocks also often pay
regulating the           payments and repay the principal.                                          dividends at a fixed rate
securities industry.     Ratings are published by such companies                                    and are sometimes
                         as Moody's Investors Service, Inc.                                         convertible into common
                         (Moody's), Standard & Poor's (S&P), Duff                                   stock.
                         & Phelps, Inc. (Duff), and Fitch IBCA,
                         Inc. (Fitch).

How to reduce your
sales charge

We offer a number of ways to reduce or eliminate the sales charge on shares. Please refer to the Statement of Additional Information for detailed information and eligibility requirements. You can also get additional information from your financial adviser. You or your financial adviser must notify us at the time you purchase shares if you are eligible for any of these programs.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                Share class
    Program                    How it works                      A                   B                     C
------------------------------------------------------------------------------------------------------------------------------------
Letter of Intent           Through a Letter of                   X              Although the Letter of Intent and Rights of
                           Intent you agree to                                  Accumulation do not apply to the purchase of
                           invest a certain amount                              Class B and Class C shares, you can combine
                           in Delaware Investments                              your purchase of Class A shares with your
                           Funds (except money                                  purchase of Class B and Class C shares to
                           market funds with no                                 fulfill your Letter of Intent or qualify for
                           sales charge) over a                                 Rights of Accumulation.
                           13-month period to
                           qualify for reduced
                           front-end sales charges.
--------------------------------------------------------------------------------
Rights of Accumulation     You can combine your                  X
                           holdings or purchases of
                           all funds in the Delaware
                           Investments family
                           (except money market
                           funds with no sales
                           charge) as well as the
                           holdings and purchases of
                           your spouse and children
                           under 21 to qualify for
                           reduced front-end sales
                           charges.

------------------------------------------------------------------------------------------------------------------------------------
Reinvestment of Redeemed   Up to 12 months after you    For Class A, you        For Class B, your account will      Not available.
Shares                     redeem shares, you can       will not have to pay    be credited with the
                           reinvest the proceeds        an additional           contingent deferred sales
                           without paying a sales       front-end sales         charge you previously paid on
                           charge as noted to the       charge.                 the amount you are
                           right.                                               reinvesting. Your schedule for
                                                                                contingent deferred sales
                                                                                charges and conversion to
                                                                                Class A will not start over
                                                                                again; it will pick up from
                                                                                the point at which you
                                                                                redeemed your shares.
------------------------------------------------------------------------------------------------------------------------------------
SIMPLE IRA, SEP IRA,       These investment plans                X              There is no reduction in sales charges for
SARSEP, Prototype Profit   may qualify for reduced                              Class B or Class C shares for group purchases
Sharing, Pension,          sales charges by                                     by retirement plans.
401(k), SIMPLE 401(k),     combining the purchases
403(b)(7), and 457         of all members of the
Retirement Plans           group. Members of these
                           groups may also qualify
                           to purchase shares
                           without a front-end sales
                           charge and may qualify
                           for a waiver of any
                           contingent deferred sales
                           charges.
------------------------------------------------------------------------------------------------------------------------------------


P-S   Price-to-earnings ratio                 Principal                    Prospectus                        Redeem
------------------------------------------------------------------------------------------------------------------------------------
      A measure of a stock's value            Amount of money you          The official offering document    To cash in your
      calculated by dividing the current      invest. Also refers to a     that describes a mutual fund,     shares by selling
      market price of a share of stock by     bond's original face         containing information            them back to the
      its annual earnings per share. A        value, due to be repaid      required by the SEC, such as      mutual fund.
      stock selling for $100 per share        at maturity.                 investment objectives,
      with annual earnings per share of                                    policies, services and fees.
      $5 has a P/E of 20.

How to buy shares

[PERSON]
Through your financial adviser

Your financial adviser can handle all the details of purchasing shares, including opening an account. Your adviser may charge a separate fee for this service.

[ENVELOPE]
By mail

Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, One Commerce Square, Philadelphia, PA 19103-7057. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

[WIRE]
By wire

Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us so we can assign you an account number.

[EXCHANGE]
By exchange

You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that under most circumstances you are allowed to exchange only between like classes of shares. To open an account by exchange, call the Shareholder Service Center at 800.523.1918.

[AUTOMATED]
Through automated shareholder services

You can purchase or exchange shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800.523.1918.

                        S&P 500 Price Stock                           SEC (Securities and
Risk                    Price Index            Sales charge           Exchange Commission)     Share classes
------------------------------------------------------------------------------------------------------------------------------------
Generally defined as    The Standard &         Charge on the          Federal agency           Different
variability of          Poor's 500 Composite   purchase of fund       established by           classifications of
value; also credit      Stock Price Index;     shares sold through    Congress to              shares; mutual fund
risk, inflation         an unmanaged index     financial advisers.    administer the laws      share classes offer
risk, currency and      of 500 widely held     May vary with the      governing the            a variety of sales
interest rate risk.     common stocks that     amount invested.       securities industry,     charge choices.
Different               is often used to       Typically used to      including mutual
investments involve     represent              compensate advisers    fund companies.
different types and     performance of the     for advice and
degrees of risk.        U.S. stock market.     service provided.

Once you have completed an application, you can open an account with an initial investment of $1,000 and make additional investments at any time for as little as $100. If you are buying shares in an Individual Retirement Account (IRA) or Roth IRA, under the Uniform Gift to Minors Act or the Uniform Transfers to Minors Act, or through an Automatic Investing Plan, the minimum purchase is $250, and you can make additional investments of only $25. The minimum for an Education IRA is $500. The minimums vary for retirement plans other than IRAs, Roth IRAs or Education IRAs.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receives your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If we receive your order after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine a Fund's net asset value (NAV) per share at the close of regular trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in a Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

Retirement plans
In addition to being an appropriate investment for your IRA, Roth IRA and Education IRA, shares in a Fund may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how shares in the Funds can play an important role in your retirement planning or for details about group plans, please consult your financial adviser, or call 800.523.1918.



                                                     Statement of Additional
S-V  Signature guarantee     Standard deviation      Information (SAI)                 Stock
     -------------------------------------------------------------------------------------------------------------------------------
     Certification by a      A measure of an         The document serving as "Part     An investment that represents
     bank, brokerage firm    investment's            B" of a fund's Prospectus that    a share of ownership (equity)
     or other financial      volatility; for         provides more detailed            in a corporation. Stocks are
     institution that a      mutual funds,           information about a fund's        often referred to as
     customer's signature    measures how much a     organization, investments,        "equities."
     is valid; signature     fund's total return     policies and risks.
     guarantees can be       has typically varied
     provided by members     from its historical
     of the STAMP            average.
     program.

How to redeem shares

[PERSON]
Through your financial adviser

Your financial adviser can handle all the details of redeeming your shares. Your adviser may charge a separate fee for this service.

[ENVELOPE]
By mail

You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, One Commerce Square, Philadelphia, PA 19103-7057. All owners of the account must sign the request, and for redemptions of more than $50,000, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.

[TELEPHONE]
By telephone

You can redeem up to $50,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

[WIRE]
By wire

You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account the next business day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

[AUTOMATED]
Through automated shareholder services

You can redeem shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800.523.1918.


                              Uniform Gift to Minors Act and
Total return                  Uniform Transfers to Minors Act    Volatility
------------------------------------------------------------------------------------------------------------------------------------
An investment performance     Federal and state laws that        The tendency of an investment to go up
measurement, expressed as     provide a simple way to            or down in value by different
a percentage, based on        transfer property to a minor       magnitudes. Investments that generally
the combined earnings         with special tax advantages.       go up or down in value in relatively
from dividends, capital                                          small amounts are considered "low
gains and change in price                                        volatility" investments, whereas those
over a given period.                                             investments that generally go up or down
                                                                 in value in relatively large amounts are
                                                                 considered "high volatility"
                                                                 investments.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), you will receive the net asset value next determined after we receive your request. If we receive your request after the close of regular trading on the New York Stock Exchange, you will receive the net asset value next determined on the next business day. We will deduct any applicable contingent deferred sales charges. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

If you are required to pay a contingent deferred sales charge when you redeem your shares, the amount subject to the fee will be based on the shares' net asset value when you purchased them or their net asset value when you redeem them, whichever is less. This arrangement assures that you will not pay a contingent deferred sales charge on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a contingent deferred sales charge at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the contingent deferred sales charge formula will be the price you paid for the original shares, not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

Account minimums

If you redeem shares and your account balance falls below the required account minimum of $1,000 ($250 for IRAs, Uniform Gift to Minors Act or Uniform Transfers to Minors Act accounts or accounts with automatic investing plans, $500 for Education IRAs) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you will be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, a Fund may redeem your account after 60 days' written notice to you.

Special services
To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services.

--------------------------------------------------------------------------------
Automatic Investing Plan
The Automatic Investing Plan allows you to make regular monthly or quarterly investments directly from your checking account.

Direct Deposit
With Direct Deposit you can make additional investments through payroll deductions, recurring government or private payments such as Social Security or direct transfers from your bank account.

Wealth Builder Option
With the Wealth Builder Option you can arrange automatic monthly exchanges between your shares in one or more Delaware Investments Funds. Wealth Builder exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

Dividend Reinvestment Plan
Through our Dividend Reinvestment Plan, you can have your distributions reinvested in your account or the same share class in another fund in the Delaware Investments family. The shares that you purchase through the Dividend Reinvestment Plan are not subject to a front-end sales charge or to a contingent deferred sales charge. Under most circumstances, you may reinvest dividends only into like classes of shares.

Exchanges
You can exchange all or part of your shares for shares of the same class in another Delaware Investments fund without paying a front-end sales charge or a contingent deferred sales charge at the time of the exchange. However, if you exchange shares from a money market fund that does not have a sales charge you will pay any applicable sales charges on your new shares. When exchanging Class B and Class C shares of one fund for the same class of shares in other funds, your new shares will be subject to the same contingent deferred sales charge as the shares you originally purchased. The holding period for the contingent deferred sales charge will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. You don't pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange.

--------------------------------------------------------------------------------
MoneyLine(SM)
On Demand Service
Through our MoneyLine(SM) On Demand Service, you or your financial adviser may transfer money between your Fund account and your predesignated bank account by telephone request. This service is not available for retirement plans, except for purchases into IRAs. MoneyLine has a minimum transfer of $25 and a maximum transfer of $50,000. Delaware Investments does not charge a fee for this service; however, your bank may assess one.

MoneyLine
Direct Deposit Service
Through our MoneyLine Direct Deposit Service you can have $25 or more in dividends and distributions deposited directly to your bank account. Delaware Investments does not charge a fee for this service; however, your bank may assess one. This service is not available for retirement plans.

Systematic
Withdrawal Plan
Through our Systematic Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through our MoneyLine Direct Deposit Service.

Dividends, distributions and taxes
For Delaware Decatur Equity Income Fund dividends, if any, are paid quarterly. For Delaware Growth and Income Fund dividends, if any, are paid annually. Capital gains for each Fund, if any, are distributed annually. We automatically reinvest all dividends and any capital gains, unless you tell us otherwise.

Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from these Funds is the same whether you reinvest your dividends or receive them in cash. Distributions from a Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets. In addition, you may be subject to state and local taxes on distributions.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.


Certain management considerations

Investment by fund of funds
Delaware Growth and Income Fund accepts investments from the series portfolios of Delaware Group Foundation Funds, a fund of funds. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by Foundation Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The manager will monitor transactions by Foundation Funds and will attempt to minimize any adverse effects on the Fund and Foundation Funds as a result of these transactions.

Financial highlights

                                                                                                                         Class A
-----------------------------------------------------------------------------------------------------------------------------------
                            Delaware Decatur                                                                    Year ended 11/30
                            Equity Income Fund                             2000        1999        1998         1997        1996
                            -------------------------------------------------------------------------------------------------------
The Financial               Net asset value, beginning of period         $17.200     $21.400      $22.580     $21.320      $19.070
highlights tables
are intended to             Income (loss) from investment operations:
help you understand         Net investment income(1)                       0.370       0.476        0.569       0.600        0.650
each Fund's financial
performance. All            Net realized and unrealized gain (loss)
"per share" information        on investments                              0.050      (0.916)       1.811       3.940        3.630
reflects financial                                                       -------     -------      -------     -------      -------
results for a single        Total from investment operations               0.420      (0.440)       2.380       4.540        4.280
Fund share. This                                                         -------     -------      -------     -------      -------
information has been        Less dividends and distributions:
audited by Ernst &
Young LLP, whose report,    Dividends from net investment income          (0.378)     (0.540)      (0.490)     (0.600)      (0.690)
along with each Fund's
financial statements,       Distributions from net realized gain
is included in each            on investments                             (0.472)     (3.220)      (3.070)     (2.680)      (1.340)
Fund's annual report,                                                    -------     -------      -------     -------      -------
which is available          Total dividends and distributions             (0.850)     (3.760)      (3.560)     (3.280)      (2.030)
upon request by calling                                                  -------     -------      -------     -------      -------
800.523.1918.               Net asset value, end of period               $16.770     $17.200      $21.400     $22.580      $21.320
                                                                         =======     =======      =======     =======      =======
                            Total return(2)                                2.72%      (2.50%)      12.03%      24.78%       24.47%

                            Ratios and supplemental data:

                            Net assets, end of period (000 omitted)   $1,258,738  $1,658,696   $1,969,181  $1,906,726   $1,616,315

                            Ratio of expenses to average net assets        1.12%       1.03%        0.90%       0.88%        0.85%

                            Ratio of net investment income to
                               average net assets                          2.30%       2.59%        2.68%       2.87%        3.40%

                            Portfolio turnover                               77%         92%          94%         90%         101%
                            -------------------------------------------------------------------------------------------------------
                            (1) The average shares outstanding method has been applied for the years ended November 30, 1999 and 2000.

                            (2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.



     How to read the   Net investment income   Net realized and unrealized gain (loss) on investments     Net asset value (NAV)
Financial highlights  --------------------------------------------------------------------------------------------------------------
                       Net investment income   A realized gain occurs when we sell an investment at a     This is the value of a
                       includes dividend       profit, while a realized loss occurs when we sell an       mutual fund share,
                       and interest income     investment at a loss. When an investment increases         calculated by dividing the
                       earned from a fund's    or decreases in value but we do not sell it, we record     net assets by the number
                       investments; it is      an unrealized gain or loss. The amount of realized         of shares outstanding.
                       after expenses have     gain per share that we pay to shareholders, if any,
                       been deducted.          would be listed under "Less dividends and distributions--
                                               Distributions from net realized gain on investments."


                                                  Class B                                                        Class C

                                         Year ended 11/30                                               Year ended 11/30
2000            1999        1998         1997        1996         2000        1999         1998        1997      7/31/96
------------------------------------------------------------    ----------------------------------------------------------
$17.120      $ 21.320    $ 22.480     $ 21.260     $19.030      $17.220     $21.420      $22.570     $21.330     $19.080

  0.248         0.333       0.403        0.450       0.500        0.247       0.332        0.402       0.460       0.510

  0.059        (0.918)      1.797        3.900       3.610        0.050      (0.917)       1.808       3.910       3.630
-------      --------    --------     --------     -------      -------     -------      -------     -------     -------
  0.307        (0.585)      2.200        4.350       4.110        0.297      (0.585)       2.210       4.370       4.140
-------      --------    --------     --------     -------      -------     -------      -------     -------     -------
 (0.265)       (0.395)     (0.290)      (0.450)     (0.540)      (0.265)     (0.395)      (0.290)     (0.450)     (0.550)

 (0.472)       (3.220)     (3.070)      (2.680)     (1.340)      (0.472)     (3.220)      (3.070)     (2.680)     (1.340)
-------      --------    --------     --------     -------      -------     -------      -------     -------     -------
 (0.737)       (3.615)     (3.360)      (3.130)     (1.880)      (0.737)     (3.615)      (3.360)     (3.130)     (1.890)
-------      --------    --------     --------     -------      -------     -------      -------     -------     -------
$16.690      $ 17.120    $ 21.320     $ 22.480     $21.260      $16.780     $17.220      $21.420     $22.570     $21.330
=======      ========    ========     ========     =======      =======     =======      =======     =======     =======
  2.01%        (3.27%)     11.14%       23.73%      23.43%        1.94%      (3.25%)      11.14%      23.75%      23.47%

$99,266      $151,332    $169,985     $123,180     $60,689      $11,372     $19,511      $23,076     $15,343      $4,833
  1.88%         1.81%       1.70%        1.68%       1.69%        1.88%       1.81%        1.70%       1.68%       1.69%

  1.54%         1.81%       1.88%        2.07%       2.56%        1.54%       1.81%        1.88%       2.07%       2.56%
    77%           92%         94%          90%        101%          77%         92%          94%         90%        101%
------------------------------------------------------------    ----------------------------------------------------------

                                                                               Ratio of net
                                                    Ratio of expenses to       investment income
Total return                Net assets              average net assets         to average net assets    Portfolio turnover
-----------------------------------------------------------------------------------------------------------------------------------
This represents the         Net assets              The expense ratio is the   We determine this        This figure tells you
percentage increase or      represent the           percentage of total        ratio by dividing net    the amount of trading
decrease in the value       total value of          investment that a fund     investment income by     activity in a fund's
of a share of a fund        all the assets          pays annually for          average net assets.      portfolio. For example,
during specific periods,    in a fund's             operating expenses                                  a fund with a 50% turnover
in this case, annual        portfolio, less         and management fees.                                rate has bought and sold
periods. In calculating     any liabilities,        These expenses include                              half of the value of its
this figure for the         that are attributable   accounting and                                      total investment portfolio
financial highlights        to that class of        administration expenses,                            during the stated period.
table, we include fee       the fund.               services for shareholders,
waivers, exclude front-end                          and similar expenses.
and contingent deferred
sales charges, and assume
the shareholder has
reinvested all dividends
and realized gains.

                                                                                                                         Class A
-----------------------------------------------------------------------------------------------------------------------------------
                            Delaware Growth                                                                     Year ended 11/30
                            and Income Fund                                2000        1999        1998         1997        1996
                            -------------------------------------------------------------------------------------------------------
                            Net asset value, beginning of period         $16.350     $19.120      $19.230     $17.520      $15.610

                            Income (loss) from investment operations:

                            Net investment income(1)                       0.151       0.221        0.280       0.280        0.340

                            Net realized and unrealized gain (loss)
                               on investments                             (0.230)     (0.556)       1.930       3.610        3.210
                                                                         -------     -------      -------     -------      -------
                            Total from investment operations              (0.079)     (0.335)       2.210       3.890        3.550
                                                                         -------     -------      -------     -------      -------
                            Less dividends and distributions:

                            Dividends from net investment income          (0.213)     (0.235)      (0.240)     (0.330)      (0.350)

                            Distributions from net realized gain
                               on investments                             (0.768)     (2.200)      (2.080)     (1.850)      (1.290)
                                                                         -------     -------      -------     -------      -------
                            Total dividends and distributions             (0.981)     (2.435)      (2.320)     (2.180)      (1.640)
                                                                         -------     -------      -------     -------      -------
                            Net asset value, end of period               $15.290     $16.350      $19.120     $19.230      $17.520
                                                                         =======     =======      =======     =======      =======
                            Total return(2)                               (0.39%)     (2.00%)      12.70%      25.26%       24.89%

                            Ratios and supplemental data:

                            Net assets, end of period (000 omitted)     $577,400    $871,409   $1,006,642    $863,855     $670,912

                            Ratio of expenses to average net assets        1.35%       1.20%        1.13%       1.13%        1.11%

                            Ratio of net investment income to
                               average net assets                          1.02%       1.28%        1.52%       1.60%        2.21%

                            Portfolio turnover                               87%         94%          87%         69%          87%
                            -------------------------------------------------------------------------------------------------------
                            (1) The average shares outstanding method has been applied for per share information for the years ended November 30, 1999 and 2000.

                            (2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                                                  Class B                                                        Class C

                                         Year ended 11/30                                               Year ended 11/30
2000            1999        1998         1997        1996         2000        1999         1998        1997         1996
------------------------------------------------------------    ----------------------------------------------------------
 $16.300     $19.090     $19.200      $17.460     $15.560       $16.270     $19.050      $19.160     $17.430     $15.610

   0.047       0.100       0.151        0.170       0.230         0.047       0.100        0.153       0.170       0.330

  (0.224)     (0.560)      1.917        3.600       3.200        (0.234)     (0.550)       1.915       3.590       3.100
 -------     -------     -------      -------     -------       -------     -------      -------     -------     -------
  (0.177)     (0.460)      2.068        3.770       3.430        (0.187)     (0.450)       2.068       3.760       3.430
 -------     -------     -------      -------     -------       -------     -------      -------     -------     -------
  (0.105)     (0.130)     (0.098)      (0.180)     (0.240)       (0.105)     (0.130)      (0.098)     (0.180)     (0.320)

  (0.768)     (2.200)     (2.080)      (1.850)     (1.290)       (0.768)     (2.200)      (2.080)     (1.850)     (1.290)
 -------     -------     -------      -------     -------       -------     -------      -------     -------     -------
  (0.873)     (2.330)     (2.178)      (1.850)     (1.530)       (0.873)     (2.330)      (2.178)     (2.030)     (1.610)
 -------     -------     -------      -------     -------       -------     -------      -------     -------     -------
 $15.250     $16.300     $19.090      $19.200     $17.460       $15.210     $16.270      $19.050     $19.160     $17.430
 =======     =======     =======      =======     =======       =======     =======      =======     =======     =======
  (1.05%)     (2.72%)     11.92%       24.45%      24.01%        (1.05%)     (2.71%)      12.00%      24.44%      24.04%

$141,911    $213,533    $218,584     $135,737     $53,467       $28,350     $45,026      $48,683     $26,231      $7,591
   2.05%       1.90%       1.83%        1.83%       1.81%         2.05%       1.90%        1.83%       1.83%       1.81%

   0.32%       0.58%       0.82%        0.90%       1.53%         0.32%       0.58%        0.82%       0.90%       1.53%
     87%         94%         87%          69%         87%           87%         94%          87%         69%         87%
------------------------------------------------------------    ----------------------------------------------------------

Delaware
Decatur Equity
Income Fund

Delaware Growth
and Income Fund

Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the report period. You can find more detailed information about the Funds in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in these Funds, you can write to us at One Commerce Square, Philadelphia, PA 19103-7057, or call toll-free 800.523.1918. You may also obtain additional information about the Funds from your financial adviser.

You can find reports and other information about the Funds on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Funds, including their Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202.942.8090.

Web site

www.delawareinvestments.com

E-mail

service@delinvest.com

Shareholder Service Center

800.523.1918

Call the Shareholder Service Center Monday to Friday, 8 a.m. to 8 p.m. Eastern time:

oFor fund information, literature, price, yield and performance figures.

oFor information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions and telephone exchanges.

Delaphone Service

800.362.FUND (800.362.3863)

oFor convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

Investment Company Act file number: 811-750

Delaware Decatur Equity Income Fund

                             CUSIP         NASDAQ
                             -----         ------
Class A                    245907100       DELDX
Class B                    245907605       DEIBX
Class C                    245907704       DECCX

Delaware Growth and Income Fund

                             CUSIP         NASDAQ
                             -----         ------
Class A                    245907209       DEDTX
Class B                    245907506       DEOBX
Class C                    245907803       DTRCX


DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London


P-001 [--] PP 3/01

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London



Delaware
Decatur Equity
Income Fund

Delaware Growth
and Income Fund

Institutional Class

Prospectus January 29, 2001
(as amended March 29, 2001)

Total Return Funds

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this Prospectus, and any representation to the contrary is a criminal offense.

Table of contents
 ................................................................................
Fund profiles                                                             page 2
Delaware Decatur Equity Income Fund                                            2
Delaware Growth and Income Fund                                                4
 ................................................................................
How we manage the Funds                                                  page  6
Our investment strategies                                                      6
The securities we typically invest in                                          7
The risks of investing in the Funds                                            8
 ................................................................................
Who manages the Funds                                                     page 9
Investment manager                                                             9
Portfolio managers                                                             9
Fund administration (Who's who?)                                              11
 ................................................................................
About your account                                                       page 12
Investing in the Funds                                                        12
How to buy shares                                                             13
How to redeem shares                                                          15
Account minimum                                                               16
Exchanges                                                                     16
Dividends, distributions and taxes                                            17
Certain management considerations                                             17
 ................................................................................
Financial highlights                                                     page 18

Profile: Delaware Decatur Equity Income Fund

What is the Fund's goal?
Delaware Decatur Equity Income Fund seeks high current income and capital appreciation.* Although the Fund will strive to meet its goal, there is no assurance that it will.

What are the Fund's main investment strategies? We invest primarily in dividend-paying stocks of large, well-established companies. Typically, we consider buying a stock when we believe it is undervalued and has the potential to increase in price over time. We consider the financial strength of the company, its management and any developments affecting the security, the company or its industry.*

Delaware Decatur Equity Income Fund also may invest up to 15% of its net assets in high-yield, higher risk corporate bonds, commonly known as junk bonds. These bonds involve the risk that the issuing company may be unable to pay interest or repay principal. However, they can offer high income potential which we believe can make a positive contribution to the Fund's performance.

What are the main risks of investing in the Fund? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected by declines in stock and bond prices which could be caused by a drop in the stock market, interest rate changes, problems in the economy or poor performance from particular companies or industries.

For a more complete discussion of risk, please see "The risks of investing in the Funds" on page 8.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Fund
o Investors with long-term financial goals.
o Investors looking for growth potential combined with regular income.
o Investors looking for supplemental quarterly income from an investment that also offers possible protection against inflation.

Who should not invest in the Fund
o Investors with short-term financial goals.
o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.
o Investors seeking an investment primarily in fixed-income securities.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.


* The investment objective and the investment strategies relating to equity investments of Delaware Decatur Equity Income Fund will be effective March 29, 2001. The investment objective and the investment strategies relating to equity investments of the Fund in effect prior to March 29, 2001 can be found in a Prospectus Supplement dated January 29, 2001.

How has Delaware Decatur Equity Income Fund performed?

------------------------------------------------------------------------------------------------------------------------------------
This bar chart and table can help you                                                Year-by-year total return (Institutional Class)
evaluate the risks of investing in the
Fund. We show how the returns for the
Fund's Institutional Class shares have
varied over the past ten calendar years,
as well as average annual returns for
one-, five- and ten-year periods. The
Fund's Institutional Class commenced
operations on January 13, 1994. Return
information for the Institutional Class
for the periods prior to the time the
Class commenced operations is calculated
by taking the performance of the Fund's
A Class and eliminating all sales
charges that apply to Class A shares.
The Fund's past performance does not
necessarily indicate how it will perform
in the future.
                                               21.78%   8.80%   15.35%   -0.69%   33.06%   20.51%   29.96%   10.10%   -3.45%   9.74%
As of December 31, 2000, the Fund's            -------------------------------------------------------------------------------------
Institutional Class shares had a               1991     1992     1993     1994     1995     1996     1997     1998     1999     2000
calendar year-to-date return of 9.74%.
During the periods illustrated in this
bar chart, the Institutional Class'
highest quarterly return was 13.86% for
the quarter ended June 30, 1997 and its
lowest quarterly return was -9.81% for
the quarter ended September 30, 1998.


------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Average annual returns for periods ending 12/31/00

CLASS                                                                             Institutional Class              S&P 500 Composite
                                                                                  (Inception 1/13/94)              Stock Price Index
1 year                                                                                          9.74%                         -9.10%

5 years                                                                                        12.81%                         18.33%

10 years                                                                                       13.94%                         15.90%

The Fund's returns above are compared to the performance of the S&P 500 Composite Stock Price Index. You should remember that unlike the Fund, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

What are Delaware Decatur Equity Income
Fund's fees and expenses?
------------------------------------------------------------------------------------------------------------------------------------
You do not pay sales charges directly from         Maximum sales charge (load) imposed on
your investments when you buy or sell shares        purchases as a percentage of offering price                                 none
of the Institutional Class.
                                                   Maximum contingent deferred sales charge (load)
                                                    as a percentage of original purchase price or
                                                    redemption price, whichever is lower                                        none

                                                   Maximum sales charge (load) imposed on
                                                    reinvested dividends                                                        none

                                                   Redemption fees                                                              none

                                                   Exchange fees(1)                                                             none
------------------------------------------------------------------------------------------------------------------------------------
Annual fund operating expenses are deducted        Management fees                                                             0.60%
from the Fund's assets.
                                                   Distribution and service (12b-1) fees                                        none

                                                   Other expenses                                                              0.28%

                                                   Total operating expenses                                                    0.88%
------------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare       1 year                                                                        $90
the cost of investing in the Fund to the cost
of investing in other mutual funds with            3 years                                                                      $281
similar investment objectives. We show the
cumulative amount of Fund expenses on a            5 years                                                                      $488
hypothetical investment of $10,000 with an
annual 5% return over the time shown.(2) This      10 years                                                                   $1,084
is an example only, and does not represent
future expenses, which may be greater or less
than those shown here.

(1) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.
(2) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show.

Profile: Delaware Growth and Income Fund

What is the Fund's goal?
Delaware Growth and Income Fund seeks capital appreciation with current income as a secondary objective.* Although the Fund will strive to meet its goal, there is no assurance that it will.

What are the Fund's main investment strategies? We invest primarily in common stocks of large, well-established companies. Typically, we consider buying a stock when we believe it is undervalued and has the potential to increase in price over time. We consider the financial strength of the company, its management and any developments affecting the security, the company or its industry.*

What are the main risks of investing in the Fund? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment will increase and decrease according to changes in the value of the securities in Fund's portfolio. This Fund will be particularly affected by declines in stock prices, which could be caused by a drop in the stock market or poor performance from particular companies or industries.

For a more complete discussion of risk, please see "The risks of investing in the Funds" on page 8.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Fund
o Investors with long-term financial goals.
o Investors seeking long-term capital appreciation.
o Investors seeking an investment primarily in common stocks.
o Investors seeking a small to moderate income component of total return, recognizing that income is a secondary objective of the Fund.

Who should not invest in the Fund
o Investors seeking an investment primarily in fixed-income securities.
o Investors with short-term financial goals.
o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

* The investment objective and investment strategies of Delaware Growth and Income Fund will be effective March 29, 2001. The investment objective and investment strategies of the Fund in effect prior to March 29, 2001 can be found in a Prospectus Supplement dated January 29, 2001.

How has Delaware Growth and Income Fund performed?

------------------------------------------------------------------------------------------------------------------------------------
This bar chart and table can help you                                                Year-by-year total return (Institutional Class)
evaluate the risks of investing in the
Fund. We show how returns for the Fund's
Institutional Class shares have varied
over the past ten calendar years, as
well as average annual returns for one-,
five- and ten-year periods. The Fund's
Institutional Class commenced operations
on July 26, 1993. Return information for
the Institutional Class for the periods
prior to the time the Class commenced
operations is calculated by taking the
performance of the Fund's A Class and
eliminating all sales charges that apply
to Class A shares. However, for those
periods, Class A 12b-1 payments were not
eliminated, and performance would have         20.40%   8.17%   15.08%   -0.29%   36.96%   20.38%   31.56%   10.90%   -2.95%   5.72%
been affected if this adjustment had           -------------------------------------------------------------------------------------
been made. The Fund's past performance         1991     1992     1993     1994     1995     1996     1997     1998     1999     2000
does not necessarily indicate how it
will perform in the future.

As of December 31, 2000, the Fund's
Institutional Class shares had a
calendar year-to-date return of 5.72%.
During the periods illustrated in this
bar chart, the Institutional Class'
highest quarterly return was 15.35% for
the quarter ended June 30, 1997 and its
lowest quarterly return was -10.81% for
the quarter ended September 30, 1998.


------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Average annual returns for periods ending 12/31/00

CLASS                                                                                                              S&P 500 Composite
                                                                                           Institutional Class     Stock Price Index
                                                                                           (Inception 7/26/93)

1 year                                                                                                   5.72%                -9.10%

5 years                                                                                                 12.50%                18.33%

10 years                                                                                                13.94%                15.61%

The Fund's returns above are compared to the performance of the S&P 500 Composite Stock Price Index. You should remember that unlike the Fund, the Index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

What are Delaware Growth and Income
Fund's fees and expenses?
------------------------------------------------------------------------------------------------------------------------------------
You do not pay sales charges directly        Maximum sales charge (load) imposed on
from your investments when you buy or         purchases as a percentage of offering price                                       none
sell shares of the Institutional Class.
                                             Maximum contingent deferred sales charge (load)
                                              as a percentage of original purchase price or
                                              redemption price, whichever is lower                                              none

                                             Maximum sales charge (load) imposed on
                                              reinvested dividends                                                              none

                                             Redemption fees                                                                    none

                                             Exchange fees(1)                                                                   none
------------------------------------------------------------------------------------------------------------------------------------
Annual fund operating expenses are           Management fees                                                                   0.63%
deducted from the Fund's assets.
                                             Distribution and service (12b-1) fees                                              none

                                             Other expenses                                                                    0.42%

                                             Total operating expenses                                                          1.05%
------------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you         1 year                                                                             $107
compare the cost of investing in the
Fund to the cost of investing in other       3 years                                                                            $334
mutual funds with similar investment
objectives. We show the cumulative           5 years                                                                            $579
amount of Fund expenses on a
hypothetical investment of $10,000 with      10 years                                                                         $1,283
an annual 5% return over the time
shown.(2) This is an example only, and
does not represent future expenses,
which may be greater or less than those
shown here.
------------------------------------------------------------------------------------------------------------------------------------

(1) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.
(2) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show.

How we manage the Funds

Our investment strategies

We research individual companies and analyze economic and market conditions, seeking to identify the securities that we believe are the best investments for each Fund. Following are descriptions of how we pursue the Funds' investment goals.

We take a disciplined approach to investing, combining investment strategies and risk management techniques.

Delaware Decatur Equity Income Fund

Delaware Decatur Equity Income Fund is a total return fund that invests primarily in stocks, but also in corporate bonds. It strives to provide high current income and capital appreciation to its shareholders.*

We invest primarily in the common stocks of established companies that we believe have long-term total return potential. The Fund pursues what is generally considered to be a value-oriented investment approach. We may consider valuation characteristics such as dividend yield and share repurchase activity, among others, in seeking stocks we believe are undervalued.*

To help supplement the dividend income provided by the stocks in the portfolio, the Fund may also invest up to 15% of its net assets in high-yield, higher risk corporate bonds. The companies that issue these bonds do not generally have good credit ratings. As a result, the bonds generally pay more interest than better quality bonds. We carefully evaluate individual bonds before they are purchased and monitor them carefully while in the portfolio. We look closely at each company and the characteristics ofthe bond to better judge whether the company will be able to pay interest and repay principal.

We conduct ongoing analyses of both the stock and bond markets to determine how much of the portfolio should be allocated to stocks and how much to high-yield bonds.

Delaware Growth and Income Fund

Delaware Growth and Income Fund is also a total return fund, but it generally does not hold bonds in the portfolio. This Fund's objective is to provide capital appreciation. It also seeks to provide a moderate amount of current income.*

We invest primarily in the common stocks of established companies that we believe have long-term total return potential. The Fund pursues what is generally considered to be a value-oriented investment approach. We may consider valuation characteristics such as dividend yield, share repurchase activity, price-to-earnings ratio and cash flow, among others, in seeking stocks we believe are undervalued.*

Both Funds

Delaware Growth and Income Fund offers slightly greater growth potential and slightly less income potential than Delaware Decatur Equity Income Fund due to its greater focus on common stocks.

Each Fund's investment objective is non-fundamental. This means the Board of Trustees may change a Fund's objective without obtaining shareholder approval. If an objective were changed, we would notify shareholders before the change in the objective became effective.

*The investment strategies noted above for each Fund will be effective March 29, 2001. The investment strategies in effect prior to March 29, 2001 can be found in the Prospectus Supplement dated January 29, 2001.

How to use
this glossary

The glossary includes
definitions of investment        Glossary A-C   Amortized cost                                 Average maturity
terms used throughout the                       ---------------------------------------------------------------------------------
Prospectus. If you would like                   Amortized cost is a method used to value       An average of when the
to know the meaning of an                       a fixed-income security that starts with       individual bonds and other
investment term that is not                     the face value of the security and then        debt securities held in a
explained in the text please                    adds or subtracts from that value              portfolio will mature.
check the glossary.                             depending on whether the purchase price
                                                was greater or less than the value of
                                                the security at maturity. The amount
                                                greater or less than the par value is
                                                divided equally over the time remaining
                                                until maturity.

The securities we typically invest in

Stocks generally offer investors the potential for capital appreciation. Certain stocks will be dividend-paying stocks and others will not pay dividends. High-yield bonds generally offer the potential for greater income payments than stocks and also may provide capital appreciation.

-----------------------------------------------------------------------------------------------------------------------------------
                              Securities                                            How we use them
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Delaware Decatur Equity             Delaware Growth and Income Fund
                                                                 Income Fund
                                                    -------------------------------------------------------------------------------
Common stocks: Securities that represent shares of    Generally, we invest at least 65%        Generally, we invest 90% to 100% of
ownership in a corporation. Stockholders              and up to 100% of net assets in          net assets in common stocks.*
participate in the corporation's profits and          dividend-paying common stocks.*
losses, proportionate to the number of shares they
own.
-----------------------------------------------------------------------------------------------------------------------------------
High-yield corporate bonds: Securities that are       Delaware Decatur Equity Income Fund      Delaware Growth and Income Fund
rated lower than investment grade by a nationally     may invest up to 15% of net assets       generally does not invest in
recognized statistical ratings organization           in high-yield corporate bonds,           high-yield corporate bonds.
(NRSRO) or, if unrated, that we believe are of        typically those rated B or BB by an
comparable quality. These securities are              NRSRO.
considered to be of poor standing and
predominately speculative.
-----------------------------------------------------------------------------------------------------------------------------------
American Depositary Receipts: ADRs are issued by a    We may invest without limitation in ADRs. We may hold ADRs when we
U.S. bank and represent the bank's holdings of a      believe they offer greater appreciation potential than U.S.
stated number of shares of a foreign corporation.     securities.
An ADR entitles the holder to all dividends and
capital gains earned by the underlying foreign
shares. ADRs are bought and sold the same as U.S.
securities.
-----------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement between a         Typically, we use repurchase agreements as a short-term investment for
buyer, such as a Fund, and seller of securities in    a Fund's cash position. In order to enter into these repurchase
which the seller agrees to buy the securities back    agreements, a Fund must have collateral of at least 102% of the
within a specified time at the same price the         repurchase price. The Fund will only enter into repurchase agreements
buyer paid for them, plus an amount equal to an       in which the collateral is comprised of U.S. government securities.
agreed upon interest rate. Repurchase agreements
are often viewed as equivalent to cash.
-----------------------------------------------------------------------------------------------------------------------------------
Restricted securities: Privately placed securities    We may invest in privately placed securities, including those that are
whose resale is restricted under securities law.      eligible for resale only among certain institutional buyers without registration, commonly known as "Rule 144A Securities."
-----------------------------------------------------------------------------------------------------------------------------------
Illiquid securities: Securities that do not have a    We may invest up to 10% of a Fund's total assets in illiquid
ready market, and cannot be easily sold within        securities.
seven days at approximately the price that a fund
has valued them.
-----------------------------------------------------------------------------------------------------------------------------------

*The description of how each Fund uses common stocks will be effective March 29, 2001. The description in effect prior to March 29, 2001 can be found in the Prospectus Supplement dated January 29, 2001.

The Funds are permitted to invest in all available types of equity securities including preferred stocks, rights and warrants and convertible securities. The Funds may also invest in fixed-income securities and enter into futures and options transactions for hedging purposes. Please see the Statement of Additional Information for additional information on these securities as well as those listed in the table above.

Lending securities Each Fund may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions. These transactions, if any, may generate additional income for the Funds.

Borrowing from banks Each Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. Borrowing money could result in the Funds being unable to meet their investment objectives.

Temporary defensive positions For temporary defensive purposes, we may hold a substantial part of each Fund's assets in cash or cash equivalents. To the extent that a Fund holds these securities, the Fund may be unable to achieve its investment objective.

Portfolio turnover Both Funds anticipate that their annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if a Fund sold and replaced securities valued at 100% of its net assets within one year.

                                                                                                     Capital
Bond                                  Bond ratings                            Capital                appreciation
-----------------------------------------------------------------------------------------------------------------------------------
A debt security, like an IOU,         Independent evaluations of              The amount of          An increase in the
issued by a company, municipality     creditworthiness, ranging from          money you invest.      value of an
or government agency. In return for   Aaa/AAA (highest quality) to D                                 investment.
lending money to the issuer, a bond   (lowest quality). Bonds rated
buyer generally receives fixed        Baa/BBB or better are considered
periodic interest payments and        investment grade. Bonds rated Ba/BB
repayment of the loan amount on a     or lower are commonly known as junk
specified maturity date. A bond's     bonds. See also Nationally
price changes prior to maturity and   recognized statistical ratings
typically is inversely related to     organization.
current interest rates. Generally,
when interest rates rise, bond
prices fall, and when interest
rates fall, bond prices rise.

The risks of investing in the Funds

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in a Fund you should carefully evaluate the risks. Because of the nature of the Funds, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Funds. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

----------------------------------------------------------------------------------------------------------------------------------
                         Risks                                             How we strive to manage them
----------------------------------------------------------------------------------------------------------------------------------
                                                             Delaware Decatur Equity               Delaware Growth and
                                                                   Income Fund                        Income Fund
                                                      ----------------------------------------------------------------------------
Market risk is the risk that all or a majority of     We maintain a long-term investment approach and focus on stocks we
the securities in a certain market--like the stock    believe can appreciate over an extended time frame regardless of
or bond market--will decline in value because of      interim market fluctuations. We do not try to predict overall stock
factors such as economic conditions, future           market movements and generally do not trade for short-term purposes.
expectations or investor confidence.
----------------------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk that the       We limit the amount of each Fund's assets invested in any one industry
value of securities in a particular industry or       and in any individual security. We also follow a rigorous selection
the value of an individual stock or bond will         process before choosing securities for the portfolios.
decline because of changing expectations for the
performance of that industry or for the individual
company issuing the stock or bond.
----------------------------------------------------------------------------------------------------------------------------------
Interest rate risk is the risk that securities        We limit the amount of high-yield        Delaware Growth and Income Fund
will decrease in value if interest rates rise. The    bonds in the portfolio to 15% of         does not generally hold a
risk is greater for bonds with longer maturities      net assets.                              significant portion of its assets
than for those with shorter maturities.                                                        in bonds, so interest rate risk is
                                                                                               not a major risk in this Fund.
----------------------------------------------------------------------------------------------------------------------------------
Credit risk is the risk that a bond's issuer will     We limit the amount of high-yield        Delaware Growth and Income Fund is
be unable to make timely payments of interest and     bonds in the portfolio to 15% of         generally not subject to credit
principal.                                            net assets. We typically invest in       risk.
                                                      bonds rated BB or B and do not
                                                      invest in bonds rated below C or Ca
                                                      by an NRSRO, or, if unrated, that
                                                      we believe are of comparable
                                                      quality. This limitation, combined
                                                      with our careful, credit-oriented
                                                      bond selection and our commitment
                                                      to hold a diversified selection of
                                                      high-yield bonds is designed to
                                                      manage this risk.
----------------------------------------------------------------------------------------------------------------------------------
Foreign risk is the risk that foreign securities      We typically invest only a small portion of each Fund's portfolio in
may be adversely affected by political                foreign corporations through American Depositary Receipts. When we do
instability, changes in currency exchange rates,      purchase ADRs, they are generally denominated in U.S. dollars and
foreign economic conditions or inadequate             traded on a U.S. exchange.
regulatory and accounting standards.
----------------------------------------------------------------------------------------------------------------------------------
Liquidity risk is the possibility that securities     We limit exposure to illiquid securities.
cannot be readily sold within seven days at
approximately the price that a fund has valued
them.
----------------------------------------------------------------------------------------------------------------------------------


     Capital gains                                       Consumer Price              Corporate
C-F  distributions               Compounding             Index (CPI)                 bond           Cost basis      Depreciation
     -----------------------------------------------------------------------------------------------------------------------------
     Payments to mutual fund     Earnings on an          Measurement of U.S.         A debt         The original    A decline in an
     shareholders of profits     investment's previous   inflation; represents the   security       purchase price  investment's
     (realized gains) from the   earnings.               price of a basket of        issued by a    of an           value.
     sale of a fund's                                    commonly purchased goods.   corporation.   investment,
     portfolio securities.                                                           See Bond.      used in
     Usually paid once a year;                                                                      determining
     may be either short-term                                                                       capital gains
     gains or long-term gains.                                                                      and losses.

8

Who manages the Funds

Investment manager

The Funds are managed by Delaware Management Company, a series of Delaware Management Business Trust which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Funds, manages the Funds' business affairs and provides daily administrative services. For these services, the manager was paid fees for the last fiscal year as follows:

                                                      Investment management fees

                                                  Delaware          Delaware
                                               Decatur Equity      Growth and
                                                Income Fund       Income Fund
--------------------------------------------------------------------------------
As a percentage of average daily net assets         0.60%            0.63%

Portfolio managers

John B. Fields has primary responsibility for making day-to-day investment decisions for each Fund. In researching securities and making investment decisions for Delaware Decatur Equity Income Fund, Mr. Fields regularly consults with Francis X. Morris and William E. Dodge. In researching securities and making investment decisions for Delaware Growth and Income Fund, Mr. Fields also regularly consults with a team of Delaware portfolio managers utilizing a similar investment strategy as well as with Robert L. Arnold and Mr. Dodge.

John B. Fields, Senior Vice President/Senior Portfolio Manager, has been Senior Portfolio Manager for Delaware Decatur Equity Income Fund since 1993 and for Delaware Growth and Income Fund since 1992. Mr. Fields, who has 29 years' experience in investment management, earned a bachelor's degree and an MBA from Ohio State University. Before joining Delaware Investments in 1992, he was Director of Domestic Equity Risk Management at DuPont. Prior to that time, he was Director of Equity Research at Comerica Bank. Mr. Fields is a member of the Financial Analysts Society of Wilmington, Delaware.

Francis X. Morris, Vice President/Senior Portfolio Manager, holds a bachelor's degree in finance from Providence College in Rhode Island and an MBA from Widener University in Pennsylvania. He has been managing mutual fund portfolios at Delaware Investments since 1999 and institutional equity portfolios at Delaware Investments since 1997. He has 18 years of investment management experience. Mr. Morris came to Delaware from PNC Asset Management where he served as a securities analyst, portfolio manager and Director of Equity Research. He is past president of the Philadelphia Society of Financial Analysts.

                            Dividend
Diversification             distribution                Duration                    Expense ratio              Financial adviser
-----------------------------------------------------------------------------------------------------------------------------------
The process of spreading    Payments to mutual fund     A measurement of a          A mutual fund's total      Financial
investments among a         shareholders of dividends   fixed-income investment's   operating expenses,        professional (e.g.,
number of different         passed along from the       price volatility. The       expressed as a percentage  broker, banker,
securities, asset classes   fund's portfolio of         larger the number, the      of its total net assets.   accountant, planner
or investment styles to     securities.                 greater the likely price    Operating expenses are     or insurance agent)
reduce the risks of                                     change for a given change   the costs of running a     who analyzes
investing.                                              in interest rates.          mutual fund, including     clients' finances
                                                                                    management fees, offices,  and prepares
                                                                                    staff, equipment and       personalized
                                                                                    expenses related to        programs to meet
                                                                                    maintaining a fund's       objectives.
                                                                                    portfolio of securities
                                                                                    and distributing its
                                                                                    shares. They are paid
                                                                                    from a fund's assets
                                                                                    before any earnings are
                                                                                    distributed to
                                                                                    shareholders.

Robert L. Arnold, Vice President/Senior Portfolio Manager, holds a BS degree from Carnegie Mellon University and earned an MBA from the University of Chicago. Mr. Arnold began his investment career as a management consultant with Arthur Young in Philadelphia. Prior to joining Delaware Investments in March 1992, he was a planning analyst with Chemical Bank in New York. Before acting as a portfolio manager at Delaware, he was a financial analyst focusing on the financial services industry, including banks, thrifts, insurance companies and consumer finance companies.

William E. Dodge, Executive Vice President/Chief Investment Officer, received his undergraduate degree and his MBA from the University of Massachusetts. He began his investment career in 1976 as a Portfolio Manager for AIC Incorporated, and subsequently held investment positions with ABS Capital Management, National Bank of Washington, and E.I. du Pont de Nemours Pension Fund. Mr. Dodge later became Chairman of the Investment Policy Committee, Chief Investment Strategist and Co-Chairman of the Stock Selection Committee at Dean Witter Reynolds. Prior to joining Delaware Investments in 1999, Mr. Dodge was President, Director of Marketing, and Senior Portfolio Manager for Marvin & Palmer Associates. He is a CFA Charterholder, a member of the Association for Investment Management and Research, and former President of the Financial Analysts of Wilmington.

F-N  Fixed-income securities        Government securities        Inflation                     Investment goal
     ------------------------------------------------------------------------------------------------------------------------------
     With fixed-income              Securities issued by the     The increase in the cost      The objective, such as
     securities, the money you      U.S. government or its       of goods and services         long-term capital growth
     originally invest is paid      agencies. They include       over time. U.S. inflation     or high current income,
     back at a pre-specified        Treasuries as well as        is frequently measured by     that a mutual fund
     maturity date. These           agency-backed securities     changes in the Consumer       pursues.
     securities, which include      such as Fannie               Price Index (CPI).
     government, corporate or       Maes.
     municipal bonds, as well
     as money market
     securities, typically pay
     a fixed rate of return
     (often referred to as
     interest). See Bond.

10

Who's who?

This diagram shows the various organizations involved with managing, administering and servicing the Delaware Investments Funds.

                                                      -------------------
                                                       Board of Trustees
                                                      -------------------
----------------------------                                  |                              ---------------------------
    Investment manager                                -------------------                            Custodian
Delaware Management Company   ---------------------       The Fund       ------------------  The Chase Manhattan Bank
    One Commerce Square                               -------------------                      4 Chase Metrotech Center
  Philadelphia, PA 19103                              |                 |                         Brooklyn, NY 11245
----------------------------            ---------------------------     |                    ----------------------------
                   |                          Distributor               |
                   |                    Delaware Distributors, L.P.     ------------------------------
----------------------------               One Commerce Square                  Service agent
  Portfolio managers                      Philadelphia, PA 19103         Delaware Service Company, Inc.
(see page 9 for details)                ---------------------------          One Commerce Square
----------------------------                          |                     Philadelphia, PA 19103
                                                      |                  ------------------------------
                                     ------------------------------------      |
                                               Sub-distributor                 |
                                     Lincoln Financial Distributors, Inc.      |
                                              350 Church Street                |
                                             Hartford, CT 06103                |
                                     ------------------------------------      |
                                                                       |       |
                                                                       |       |
                                                                  -------------
                                                                  Shareholders
                                                                  -------------

Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to NASD Regulation, Inc. (NASDR(SM)) rules governing mutual fund sales practices.

Sub-distributor Lincoln Financial Distributors, Inc. (LFD) serves as the Funds' sub-distributor pursuant to a contractual arrangement with Delaware Distributors, L.P. LFD is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisers and other financial intermediaries.

Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents provide customer service to shareholders, as well.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment objectives or policies must also seek shareholder approval.

                                                                                        NASD Regulation, Inc.
Management fee              Market capitalization         Maturity                      (NASDR(SM))
-----------------------------------------------------------------------------------------------------------------------------------
The amount paid by a        The value of a                The length of time until      The independent
mutual fund to the          corporation determined by     a bond issuer must repay      subsidiary of the
investment adviser for      multiplying the current       the underlying loan           National Association of
management services,        market price of a share       principal to bondholders.     Securities Dealers, Inc.
expressed as an annual      of common stock by the                                      responsible for
percentage of the fund's    number of shares held by                                    regulating the securities
average daily net assets.   shareholders. A                                             industry.
                            corporation with one
                            million shares
                            outstanding and the
                            market price per share of
                            $10 has a market
                            capitalization of $10
                            million.

                                                                              11

About your account

Investing in the Funds

Institutional Class shares are available for purchase only by the following:

o retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

o tax-exempt employee benefit plans of the Funds' manager or its affiliates and of securities dealer firms with a selling agreement with the distributor;

o institutional advisory accounts of the Funds' manager, or its affiliates and those having client relationships with Delaware Investment Advisers, an affiliate of the manager, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts;

o a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing shares of a Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee; and

o registered investment advisers investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the adviser for investment purposes. Use of Institutional Class shares is restricted to advisers who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from their advisory clients.


     Nationally recognized statistical ratings                       Net asset value
N-S  organization (NRSRO)                                            (NAV)                          Preferred stock
     -------------------------------------------------------------------------------------------------------------------------------
     A company that assesses the credit quality of bonds,            The daily dollar value         Preferred stock has preference
     commercial paper, preferred and common stocks and               of one mutual fund             over common stock in the
     municipal short-term issues, rating the probability that        share. Equal to a              payment of dividends and
     the issuer of the debt will meet the scheduled interest         fund's net assets              liquidation of assets. Preferred
     payments and repay the principal. Ratings are published         divided by the number          stocks also often pay dividends
     by such companies as Moody's Investors Service, Inc.            of shares outstanding.         at a fixed rate and are
     (Moody's), Standard & Poor's (S&P), Duff & Phelps, Inc.                                        sometimes convertible into
     (Duff), and Fitch IBCA, Inc. (Fitch).                                                          common stock.

How to buy shares

[ENVELOPE}
By mail

Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, One Commerce Square, Philadelphia, PA 19103-7057. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

[WIRE]
By wire

Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us at 800.510.4015 so we can assign you an account number.

[EXCHANGE]
By exchange

You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that you may not exchange your shares for Class B or Class C shares. To open an account by exchange, call your Client Services Representative at 800.510.4015.

[PERSON]
Through your financial adviser

Your financial adviser can handle all the details of purchasing shares, including opening an account. Your adviser may charge a separate fee for this service.


                                                                                                                     S&P 500
                                                                                                                     Composite Stock
Price-to-earnings ratio  Principal              Prospectus                 Redeem          Risk                      Price Index
------------------------------------------------------------------------------------------------------------------------------------
A measure of a stock's   Amount of money        The official offering      To cash in      Generally defined as      The S&P 500
value calculated by      you invest (also       document that describes    your shares by  variability of value;     Composite Stock
dividing the current     called capital). Also  a mutual fund, containing  selling them    also credit risk,         Price Index; an
market price of a share  refers to a bond's     information required by    back to the     inflation risk, currency  unmanaged index
of stock by its annual   original face value,   the SEC, such as           mutual fund.    and interest rate risk.   of 500 widely
earnings per share. A    due to be repaid at    investment objectives,                     Different investments     held common
stock selling for $100   maturity.              policies, services and                     involve different types   stocks that is
per share with annual                           fees.                                      and degrees of risk.      often used to
earnings per share of                                                                                                represent
$5 has a P/E of 20.                                                                                                  performance
                                                                                                                     of the U.S.
                                                                                                                     stock market.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receives your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If we receive your order after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine a Fund's net asset value (NAV) per share at the close of regular trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.


S-V  SEC (Securities and
     Exchange Commission)             Share classes                   Signature guarantee              Standard deviation
     -------------------------------------------------------------------------------------------------------------------------------
     Federal agency established by    Different classifications of    Certification by a bank,         A measure of an investment's
     Congress to administer the       shares; mutual fund share       brokerage firm or other          volatility; for mutual funds,
     laws governing the securities    classes offer a variety of      financial institution that a     measures how much a fund's
     industry, including mutual       sales charge choices.           customer's signature is valid;   total return has typically
     fund companies.                                                  signature guarantees can be      varied from its historical
                                                                      provided by members of the       average.
                                                                      STAMP program.

How to redeem shares


[ENVELOPE]
By mail

You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, One Commerce Square, Philadelphia, PA 19103-7057. All owners of the account must sign the request, and for redemptions of more than $50,000, you must include a signature guarantee for each owner. You can also fax your written request to 267.256.8992. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.


[PHONE]
By telephone

You can redeem up to $50,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.


[WIRE]
By wire

You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account the next business day after we receive your request. Bank information must be on file before you request a wire redemption.


[PERSON]
Through your financial adviser

Your financial adviser can handle all the details of redeeming your shares. Your adviser may charge a separate fee for this service.

Statement of
Additional Information
(SAI)                                 Stock                         Total return                       Volatility
------------------------------------------------------------------------------------------------------------------------------------
The document serving as "Part      An investment that represents    An investment performance          The tendency of an investment
B" of a fund's Prospectus that     a share of ownership (equity)    measurement, expressed as a        to go up or down in value by
provides more detailed             in a corporation. Stocks are     percentage, based on the           different magnitudes.
information about a fund's         often referred to as             combined earnings from             Investments that generally go
organization, investments,         "equities."                      dividends, capital gains and       up or down in value in
policies and risks.                                                 change in price over a given       relatively small amounts are
                                                                    period.                            considered "low volatility"
                                                                                                       investments, whereas those
                                                                                                       investments that generally go
                                                                                                       up or down in value in
                                                                                                       relatively large amounts are
                                                                                                       considered "high volatility"
                                                                                                       investments.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), you will receive the net asset value next determined after we receive your request. If we receive your request after the close of regular trading on the New York Stock Exchange, you will receive the net asset value next determined on the next business day. You may have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

Account minimum
If you redeem shares and your account balance falls below $250, a Fund may redeem your account after 60 days' written notice to you.

Exchanges
You can exchange all or part of your shares for shares of the same class in another Delaware Investments Fund. If you exchange shares to a fund that has a sales charge you will pay any applicable sales charges on your new shares. You don't pay sales charges on shares that are acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange. You may not exchange your shares for Class B and Class C shares of the funds in the Delaware Investments family.

Dividends, distributions and taxes
For Delaware Decatur Equity Income Fund dividends, if any, are paid quarterly. For Delaware Growth and Income Fund dividends, if any, are paid annually. Capital gains for each fund, if any, are distributed annually. We automatically reinvest all dividends and any capital gains, unless you tell us otherwise.

Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from the Funds is the same whether you reinvest your dividends or receive them in cash. Distributions from a Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets. In addition, you may be subject to state and local taxes on distributions.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

Certain management considerations

Investments by fund of funds
Delaware Growth and Income Fund accepts investments from the series portfolios of Delaware Group Foundation Funds, a fund of funds. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by Foundation Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The manager will monitor transactions by Foundation Funds and will attempt to minimize any adverse effects on the Fund and Foundation Funds as a result of these transactions.

Financial highlights


                                                                                                              Institutional Class
---------------------------------------------------------------------------------------------------------------------------------
                              Delaware Decatur Equity                                                            Year ended 11/30
                              Income Fund                                           2000      1999       1998      1997      1996
The Financial                 ---------------------------------------------------------------------------------------------------
highlights tables             Net asset value, beginning of period               $17.200   $21.400    $22.570   $21.310   $19.060
are intended to help          ---------------------------------------------------------------------------------------------------
you understand each           Income (loss) from investment operations:
Fund's financial              ---------------------------------------------------------------------------------------------------
performance. All              Net investment income(1)                             0.408     0.516      0.612     0.650     0.690
"per share"                   ---------------------------------------------------------------------------------------------------
information reflects          Net realized and unrealized gain (loss)
financial results                on investments                                    0.054    (0.913)     1.808     3.930     3.620
for a single Fund                                                                -------   -------    -------   -------   -------
share. This                   ---------------------------------------------------------------------------------------------------
information has been          Total from investment operations                     0.462    (0.397)     2.420     4.580     4.310
audited by Ernst &                                                               -------   -------    -------   -------   -------
Young LLP, whose              ---------------------------------------------------------------------------------------------------
report, along with            Less dividends and distributions:
each Fund's                   ---------------------------------------------------------------------------------------------------
financial                     Dividends from net investment income                (0.420)   (0.583)    (0.520)   (0.640)   (0.720)
statements, is                ---------------------------------------------------------------------------------------------------
included in each              Distributions from net realized gain
Fund's annual                    on investments                                   (0.472)   (3.220)    (3.070)   (2.680)   (1.340)
report, which is                                                                 -------   -------    -------   -------   -------
available upon                ---------------------------------------------------------------------------------------------------
request by calling            Total dividends and distributions                   (0.892)   (3.803)    (3.590)   (3.320)   (2.060)
800.523.1918.                                                                    -------   -------    -------   -------   -------
                              ---------------------------------------------------------------------------------------------------
                              Net asset value, end of period                     $16.770   $17.200    $21.400   $22.570   $21.310
                                                                                 =======   =======    =======   =======   =======
                              ---------------------------------------------------------------------------------------------------
                              Total return(2)                                      2.99%    (2.27%)    12.25%    25.02%    24.65%
                              ---------------------------------------------------------------------------------------------------
                              Ratios and supplemental data:
                              ---------------------------------------------------------------------------------------------------
                              Net assets, end of period (000's omitted)          $52,020   $89,128   $243,245  $278,384  $244,048
                              ---------------------------------------------------------------------------------------------------
                              Ratio of expenses to average net assets              0.88%     0.81%      0.70%     0.68%     0.69%
                              ---------------------------------------------------------------------------------------------------
                              Ratio of net investment income to
                                 average net assets                                2.54%     2.81%      2.88%     3.07%     3.56%
                              ---------------------------------------------------------------------------------------------------
                              Portfolio turnover                                     77%       92%        94%       90%      101%
                              ---------------------------------------------------------------------------------------------------

(1) The average shares outstanding method has been applied for per share information for the years ended November 30, 1999 and 2000.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

How to read the        Net investment           Net realized and unrealized gain (loss)
Financial highlights   income                   on investments                                Net asset value (NAV)
                       -----------------------------------------------------------------------------------------------------------
                       Net investment           A realized gain occurs when we sell an        This is the value of a mutual fund
                       income includes          investment at a profit, while a realized      share, calculated by dividing the
                       dividend and             loss occurs when we sell an investment        net assets by the number of shares
                       interest income          at a loss. When an investment increases       outstanding.
                       earned from a fund's     or decreases in value but we do not sell
                       investments; it is       it, we record an unrealized gain or
                       after expenses have      loss. The amount of realized gain per
                       been deducted.           share that we pay to shareholders, if
                                                any, would be listed under "Less
                                                dividends and distributions-
                                                Distributions from net realized gain
                                                on investments."

18

                                                                                                    Institutional Class
-----------------------------------------------------------------------------------------------------------------------
Delaware Growth and                                                                                    Year ended 11/30
Income Fund                                                      2000        1999         1998        1997         1996
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $16.370     $19.150      $19.260     $17.570      $15.650
-----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------------------------------------
Net investment income(1)                                        0.196       0.273        0.346       0.350        0.370
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
   on investments                                              (0.235)     (0.553)       1.917       3.600        3.230
                                                              -------     -------      -------     -------      -------
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                               (0.039)     (0.280)       2.263       3.950        3.600
                                                              -------     -------      -------     -------      -------
-----------------------------------------------------------------------------------------------------------------------
Less dividends and distributions:
-----------------------------------------------------------------------------------------------------------------------
Dividends from net investment income                           (0.263)     (0.300)      (0.293)     (0.410)      (0.390)
-----------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain
   on investments                                              (0.768)     (2.200)      (2.080)     (1.850)      (1.290)
                                                              -------     -------      -------     -------      -------
-----------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                              (1.031)     (2.500)      (2.373)     (2.260)      (1.680)
                                                              -------     -------      -------     -------      -------
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $15.300     $16.370      $19.150     $19.260      $17.570
                                                              =======     =======      =======     =======      =======
-----------------------------------------------------------------------------------------------------------------------
Total return(2)                                                (0.05%)     (1.68%)      13.07%      25.65%       25.24%
-----------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data:
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)                     $69,906    $117,377     $112,381     $78,813      $45,958
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                         1.05%       0.90%        0.83%       0.83%        0.81%
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to
   average net assets                                           1.32%       1.58%        1.83%       1.90%        2.53%
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                87%         94%          87%         69%          87%
-----------------------------------------------------------------------------------------------------------------------

(1) The average shares outstanding method has been applied for per share information for the years ended November 30, 1999 and 2000.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

                                                                          Ratio of net investment
                                                 Ratio of expenses to     income (loss) to average
Total return             Net assets              average net assets       net assets                    Portfolio turnover
----------------------------------------------------------------------------------------------------------------------------------
This represents the      Net assets represent    The expense ratio is     We determine this             This figure tells
rate that an             the total value of      the percentage of        ratio by dividing             you the amount of
investor would have      all the assets in a     net assets that a        net investment                trading activity in
earned or lost on an     fund's portfolio,       fund pays annually       income by average             a fund's portfolio.
investment in a          less any                for operating            net assets.                   For example, a fund
fund. In calculating     liabilities, that       expenses and                                           with a 50% turnover
this figure for the      are attributable to     management fees.                                       has bought and sold
financial highlights     that class of the       These expenses                                         half of the value of
table, we include        fund.                   include accounting                                     its total investment
fee waivers and                                  and administration                                     portfolio during the
assume the                                       expenses, services                                     stated period.
shareholder has                                  for shareholders,
reinvested all                                   and similar
dividends and                                    expenses.
realized gains.

                                                                              19

 Delaware Decatur Equity Income Fund

 Delaware Growth and Income Fund

 Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the report period. You can find more detailed information about the Funds in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in these Funds, you can write to us at One Commerce Square, Philadelphia, PA 19103-7057, or call toll-free 800.510.4015. You may also obtain additional information about the Funds from your financial adviser.

 You can find reports and other information about the Funds on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Funds, including their Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202.942.8090.

 Web site

 www.delawareinvestments.com

 E-mail

 service@delinvest.com

 Client Services Representative

 800.510.4015

 Delaphone Service

 800.362.FUND (800.362.3863)

oFor convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

 Investment Company Act file number: 811-750

 Fund Symbols

 Delaware Decatur Equity Income Fund

                                           CUSIP                   NASDAQ
                                           -----                   ------
 Institutional Class                     245907407                 DEDIX

 Delaware Growth and Income Fund

                                           CUSIP                   NASDAQ
                                           -----                   ------
 Institutional Class                     245907308                 DERIX


DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London


P-051 [--] PP 3/01